AS FILED WITH THE SEC ON APRIL 24, 1998.

                                                       REGISTRATION NO. 33-25434
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [_]
                           PRE-EFFECTIVE AMENDMENT NO.                     [_]
                         POST-EFFECTIVE AMENDMENT NO. 13                   [X]
                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [_]
                                AMENDMENT NO. 29                           [X]


                        (Check appropriate box or boxes)

                                   ----------

                       THE PRUDENTIAL INDIVIDUAL VARIABLE
                                CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)


                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)


                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                   Copies to:

CHRISTOPHER E. PALMER                LEE D. AUGSBURGER
SHEA & GARDNER                       ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036               751 BROAD STREET
                                     NEWARK, NEW JERSEY 07102-3777

                                   ----------

It is proposed that this filing will become effective (check appropriate space)




[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
       -----------
         (date)
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on        pursuant to paragraph (a)(1) of Rule 485
       ------
       (date)


If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts


================================================================================

                              CROSS REFERENCE SHEET

                (AS REQUIRED BY RULE 495(a) UNDER THE 1933 ACT)

N-4 ITEM NUMBER AND CAPTION                             LOCATION
---------------------------                             --------
PART A
   1. Cover Page....................................... Cover Page

   2. Definitions...................................... Definitions of Special Terms Used in This Prospectus

   3. Synopsis or Highlights........................... Brief Description of the Contract

   4. Condensed Financial Information.................. Accumulation Unit Values

   5. General Description of Registrant,
      Depositor, and Portfolio Companies............... General Information About The Prudential, The
                                                        Prudential Individual Variable Contract Account, and
                                                        The Variable Investment Options Available Under the
                                                        Contract; The Fixed-Rate Option

   6. Deductions and Expenses.......................... Brief Description of the Contract; Charges, Fees, and
                                                        Deductions

   7. General Description of Variable Annuity
      Contracts........................................ Part A: Brief Description of the Contract; Allocation
                                                        of Purchase Payments; Transfers; Death Benefit; The
                                                        Fixed-Rate Option; Voting Rights; Ownership of the
                                                        Contract; State Regulation
                                                        Part B: Participation in Divisible Surplus

   8. Annuity Period................................... Brief Description of the Contract; Sales Charges on
                                                        Withdrawals; Effecting an Annuity

   9. Death Benefit.................................... Death Benefit; Effecting an Annuity

  10. Purchases and Contract Value..................... Brief Description of the Contract; The Prudential
                                                        Insurance Company of America; Requirements for
                                                        Issuance of a Contract; Valuation of a Contract
                                                        Owner's Contract Fund

  11. Redemptions...................................... Brief Description of the Contract; Short-Term
                                                        Cancellation Right or "Free Look"; Withdrawals;
                                                        Charges, Fees, and Deductions; Effecting an Annuity

  12. Taxes............................................ Premium Taxes; Federal Tax Status

  13. Legal Proceedings................................ Litigation

  14. Table of Contents of the Statement of
      Additional Information........................... Additional Information

PART B

  15. Cover Page....................................... Cover Page

  16. Table of Contents................................ Contents

  17. General Information and History.................. Not Applicable

  18. Services......................................... Experts

  19. Purchase of Securities Being Offered ............ Part A: Brief Description of the Contract; Charges,
                                                        Fees, and Deductions; Sale of the Contract and Sales
                                                        Commissions

  20. Underwriters..................................... Part A: Sale of the Contract and Sales Commissions
                                                        Part B: Principal Underwriters

N-4 ITEM NUMBER AND CAPTION                             LOCATION
---------------------------                             --------
  21. Calculation of Performance Data                   Financial Statements of The Prudential Individual
                                                        Variable Contract Account

  22. Annuity Payments................................. Part A: Valuation of a Contract Owner's Contract
                                                        Fund; Effecting an Annuity


  23. Financial Statements............................. Financial Statements of The Prudential Individual
                                                        Variable Contract Account; Consolidated Financial
                                                        Statements of The Prudential Insurance Company of
                                                        America



PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                                           [LOGO] DISCOVERY(R)
                                                                     PLUS
PROSPECTUS

MAY 1, 1998

THE PRUDENTIAL
INDIVIDUAL VARIABLE CONTRACT ACCOUNT
VARIABLE ANNUITY CONTRACTS

DISCOVERY(R) PLUS

This prospectus describes the DISCOVERY(R) Plus Contract* (the "Contract"), an individual variable annuity contract issued by The Prudential Insurance Company of America ("Prudential").


The Contract is purchased by making a single payment of $10,000 or more. This contract is no longer offered for sale in New York. Effective March 6, 1998, this contract is no longer offered for sale in Oregon to retirement arrangements entitled to favorable federal income tax treatment. Subsequent payments of $1,000 or more ($10,000 or more when issued in New York) are also accepted. Subsequent payments are not allowed in Oregon. The purchase payments will be allocated as the Contract owner directs in one or more of the following ways. They may be allocated to one or more of the subaccounts of The Prudential Individual Variable Contract Account (the "Account"), to a fixed-rate option or to a real estate option funded by another separate account of Prudential.


The assets of each subaccount of the Account will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of and risks of investing in the thirteen currently available portfolios of the Series Fund: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Any portion of a purchase payment allocated to the FIXED-RATE OPTION is credited with interest daily at a rate periodically declared by Prudential in its sole discretion, but not less than 3.1%. If the real estate investment option is selected, the requested portion of a purchase payment will be allocated to PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (the "Real Property Account"), a separate account of Prudential which, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and The Prudential Individual Variable Contract Account.

On the annuity date, the amount credited under the Contract will be applied to effect a fixed-dollar annuity at rates no less favorable than those set forth in the Contract and guaranteed by Prudential. With the consent of Prudential, the annuity date can be changed. Upon annuitization, the Contract owner's participation in the investment options ceases. Prior to that annuity date, the Contract owner may withdraw in whole or in part the cash surrender value of the Contract. Federal tax law, however, imposes restrictions on withdrawals from
Section 403(b) annuities. The value allocated to the subaccounts and the Real Property Account will vary with the investment performance of those accounts, and the value allocated to the fixed-rate option will increase as interest is credited. Withdrawals may be subject to tax and to a contingent deferred sales charge and, in certain circumstances, a tax penalty equal to 10% of that portion of the amount withdrawn which is includible in income.

                                   ----------

This prospectus provides information a prospective investor should know before investing. Additional information about the Contract has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1998, which information is incorporated herein by reference, and is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.


The Contents of the statement of additional information appear on page 29 of this prospectus.

                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. AND A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA    PRUDENTIAL ANNUITY SERVICE CENTER
             751 Broad Street                           P.O. Box 14205
      Newark, New Jersey 07102-3777              New Brunswick, NJ 08906-4205
        Telephone: (888) PRU-2888                  Telephone: (888) PRU-2888

*DISCOVERY is a registered mark of Prudential.
PIVC-1 Ed 5-98, Catalog #646956H

                               PROSPECTUS CONTENTS

                                                                           PAGE
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS......................    1

BRIEF DESCRIPTION OF THE CONTRACT.........................................    2

GENERAL INFORMATION ABOUT THE PRUDENTIAL, THE PRUDENTIAL INDIVIDUAL
    VARIABLE CONTRACT ACCOUNT, AND THE VARIABLE INVESTMENT
    OPTIONS AVAILABLE UNDER THE CONTRACT..................................   11
        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.......................   11
        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT...............   11
        THE PRUDENTIAL SERIES FUND, INC...................................   11
        THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT............   12

DETAILED INFORMATION ABOUT THE CONTRACT...................................   13
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT...........................   13
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" .....................   13
        ALLOCATION OF PURCHASE PAYMENTS...................................   13
        ADDITIONAL AMOUNTS................................................   14
        TRANSFERS.........................................................   14
        WITHDRAWALS.......................................................   15
        DEATH BENEFIT.....................................................   15
        VALUATION OF A CONTRACT OWNER'S CONTRACT FUND.....................   16

CHARGES, FEES, AND DEDUCTIONS.............................................   16
        1. PREMIUM TAXES..................................................   16
        2. SALES CHARGES ON WITHDRAWALS...................................   17
        3. RECAPTURE OF ADDITIONAL AMOUNTS................................   18
        4. ADMINISTRATIVE CHARGE..........................................   18
        5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS................   18
        6. EXPENSES INCURRED BY THE SERIES FUND...........................   18

THE FIXED-RATE OPTION.....................................................   19

FEDERAL TAX STATUS........................................................   19
        TAXES PAYABLE BY CONTRACT OWNERS..................................   20
        CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS...............   21
        PLANS FOR SELF-EMPLOYED INDIVIDUALS...............................   21
        IRAS..............................................................   21
        SEPS..............................................................   21
        TDA'S.............................................................   22
        ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL
          GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS........................   22
        QUALIFIED PENSION AND PROFIT SHARING PLANS........................   22
        MINIMUM DISTRIBUTION OPTION.......................................   23
        WITHHOLDING.......................................................   23
        TAXES ON PRUDENTIAL...............................................   23
        ERISA DISCLOSURE..................................................   23
        ADDITIONAL ERISA REQUIREMENTS.....................................   24

EFFECTING AN ANNUITY......................................................   24
        1. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN.........................   25
        2. INTEREST PAYMENT OPTION........................................   25
        3. OTHER ANNUITY OPTIONS..........................................   25
        4. OTHER OPTIONS..................................................   25
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT ANNUITY PURCHASE
          RATES..........................................................    25




                                                                            PAGE
OTHER INFORMATION.........................................................    25
        VOTING RIGHTS.....................................................    25
        SALE OF THE CONTRACT AND SALES COMMISSIONS........................    26
        SUBSTITUTION OF SERIES FUND SHARES................................    26
        OWNERSHIP OF THE CONTRACT.........................................    26
        PERFORMANCE INFORMATION...........................................    27
        REPORTS TO CONTRACT OWNERS........................................    27
        STATE REGULATION..................................................    27
        LITIGATION........................................................    27
        YEAR 2000 COMPLIANCE..............................................    28
        ADDITIONAL INFORMATION............................................    28

DIRECTORS AND OFFICERS....................................................    30


              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS



ACCOUNT--See The Prudential Individual Variable Contract Account (the "Account") below.

ADDITIONAL AMOUNT--On payments made during the first 3 Contract years, and thereafter at Prudential's discretion, an additional 1% added to and invested with the purchase payment. This Additional Amount or "bonus" will be recaptured by Prudential if the payment is withdrawn within 6 Contract years after it is made.

AMOUNT CREDITED UNDER THE CONTRACT--See Contract fund below.

ANNUITANT--The person or persons, designated by the Contract owner, upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY CONTRACT--A contract designed to provide an annuitant with an income, which may be a lifetime income, beginning on the annuity date.

ANNUITY DATE--The date, specified in the Contract, when annuity payments are to begin.

BONUS--See Additional Amount above.

CASH SURRENDER VALUE--The surrender value of the Contract, which equals the Contract fund less any contingent deferred sales charge, any bonus subject to recapture, and any administrative charge due upon surrender.

CONTRACT ANNIVERSARY--The same day and month as the Contract date in each later year.

CONTRACT DATE--The date Prudential received the initial purchase payment and certain required documentation

CONTRACT FUND--The total value attributable to a specific Contract representing amounts in all the subaccounts, under the fixed-rate option, and in the Real Property Account. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity, or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract." The term should not be confused with The Prudential Series Fund, Inc. (the "Series Fund") defined below.

CONTRACT OWNER--The person who purchases a DISCOVERY Plus Contract and makes the purchase payments. The Contract may be owned by joint owners. An owner will usually also be an annuitant, but need not be. An owner has all rights in the Contract before the annuity date. Subject to certain limitations and requirements described in this prospectus, these rights include the right to make withdrawals or surrender the Contract, to designate and change the beneficiaries who will receive the proceeds at the death of the annuitant before the annuity date, to transfer funds among the subaccounts, the fixed-rate option, and the Real Property Account, and to designate a mode of settlement for the annuitant on the annuity date

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

FIXED-RATE OPTION--An investment option under which Prudential credits interest to the amount allocated at a rate periodically declared in advance by Prudential but not less than 3.1%.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT (THE "ACCOUNT")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Prudential which, through a partnership, invests primarily in income-producing real property.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

                        BRIEF DESCRIPTION OF THE CONTRACT

The Prudential DISCOVERY Plus Contract (the "Contract") provides a way to invest on a tax-deferred basis in one or more investment options with different investment objectives and to obtain income protection for later life by receiving annuity payments commencing on the annuity date. DISCOVERY Plus is a variable annuity contract. It is called a "variable" contract because the value of the Contract depends upon the investment results of the investment option[s] selected. Amounts held under the Contract may be withdrawn, in whole or in part, prior to the annuity date.


The Contract is purchased by making an initial purchase payment of at least $10,000. Subsequent payments of at least $1,000 ($10,000 or more when issued in New York) may also be made. (Effective March 15, 1997, this contract no longer offered for sale in New York, and effective January 1, 1998, this contract is no longer offered for sale in Oregon to retirement arrangements entitled to federal income tax treatment.) Subsequent payments are not allowed in Oregon. The Prudential Insurance Company of America ("Prudential") allocates the purchase payment (after deduction of any applicable amount needed to pay taxes attributable to premiums) in the subaccount[s], The Prudential Variable Contract Real Property Account (the "Real Property Account") or the fixed-rate option in accordance with the owner's instructions.

The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund to which Prudential acts as investment advisor. The Series Fund currently has thirteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 11.

The Contract owner also may invest a portion of his or her purchase payments in the Real Property Account, which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest in this real estate investment option, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 12.


The value of the Contract will vary to reflect the investment results of the variable investment options (the subaccounts and the Real Property Account) in which money is invested and the amount of interest credited on amounts allocated to the fixed-rate option. The total amount attributable to a Contract allocated to all the variable investment options and to the fixed-rate option is known as the "Contract fund". For a discussion of the fixed-rate option, see THE FIXED-RATE OPTION, page 19.

The Contracts described in this prospectus have a further attractive feature. During the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to every purchase payment. Prudential reserves the right to limit its payment of such Additional Amounts under a particular Contract to $1,000 in each Contract year. This Additional Amount will be allocated among the subaccounts, the Real Property Account, and the fixed-rate option in the same proportions as the purchase payment to which it is added. See ADDITIONAL AMOUNTS, page 14. During the first 6 Contract years following a purchase payment, the bonus attributable to any portion of that purchase payment that is withdrawn will be recaptured by Prudential, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge. See SALES CHARGES ON WITHDRAWALS, page 17 and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.

Prudential makes charges under the Contract for the costs of selling and distributing the Contract, for administering the Contract, and for assuming mortality and expense risks under the Contract. Moreover, on any Contract subject to a tax attributable to premiums, Prudential will deduct the tax, as provided under applicable law, from the purchase payment when received, or from the Contract fund at the time the annuity is effected. The deduction for taxes imposed on purchase payments will be lower, or not made at all, if total purchase payments meet certain minimum amounts. See PREMIUM TAXES, page 16. Prudential makes a charge against the Series Fund's assets and against the Real Property Account's assets for providing investment advisory and management services.

The administrative charge is a daily charge equal to an annual rate of 0.2% of the assets held in the variable investment options. A maintenance charge of $30 will be deducted on a Contract anniversary or at the time of a full withdrawal if and only if the amount then credited under the Contract is less than $10,000. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness. The mortality and expense risk charge is a daily charge equal to an annual rate of 1% of the assets held in the variable investment options. A contingent deferred sales charge may be imposed upon the withdrawal of purchase payments. The maximum contingent deferred sales charge is 7% of the purchase payment withdrawn. Further detail about charges may be found under CHARGES, FEES, AND DEDUCTIONS, page 16.

Subject to restrictions on withdrawals from Section 403(b) annuities ("TDA's") imposed by federal tax law, the Contract owner may withdraw all or part of the amount credited under the Contract prior to the annuity date, subject to the possible sales charge mentioned above and the possible recapture of the 1% bonus. See WITHDRAWALS, page 15 and TDA'S, page 22. If a full or partial withdrawal is requested, it may be wholly or partially taxable. Certain withdrawals may be subject to a federal penalty tax as well as to federal income tax. See TAXES PAYABLE BY CONTRACT OWNERS, page 20. If a lump sum is requested, it will be paid within 7 days and deducted from the amount credited under the Contract. See WITHDRAWALS, page 15. If an annuity option is selected, annuity payments will be in monthly installments of guaranteed amounts. See EFFECTING AN ANNUITY, page 24.

In the event that the annuitant dies prior to the annuity date or the surrender of the Contract for its cash surrender value, Prudential will pay a death benefit to the stated beneficiary. See DEATH BENEFIT, page 15. In the event that the owner dies before the entire value of the Contract is distributed, the remaining value must be distributed according to certain specified rules in order for the Contract to qualify as an annuity for tax purposes.

Amounts may be transferred among the subaccounts, to the Real Property Account, and to the fixed-rate option up to four times each year. Currently, you may make additional transfers without Prudential's consent. There are limitations upon transfers into and out of the Real Property Account and out of the fixed-rate option. See TRANSFERS, page 14.


As long as the minimum purchase payment requirements are satisfied, this Contract may be purchased in connection with, or used for rollovers from, retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408(a), 408(b), 408(k), 408(p) or 457 of the Internal
Revenue Code ("tax favored plans"). There are certain special provisions and/or restrictions applicable to Contracts issued to tax favored plans. Such Contracts may not invest in The Real Property Account.


For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 13.


This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document.

                                    FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchase Payments.........None  (1%  bonus  added  to payment  up  to  a maximum bonus
                                                of $1,000 per Contract year)

Maximum Deferred Sales Load:

                                           MAXIMUM DEFERRED SALES
                                          CHARGE AS A PERCENTAGE OF
CONTRACT YEARS AFTER PAYMENT             PURCHASE PAYMENT WITHDRAWN*
----------------------------         ------------------------------------

      0...............................     7% plus return of 1% bonus
      1 year..........................     7% plus return of 1% bonus
      2 years.........................     7% plus return of 1% bonus
      3 years.........................     6% plus return of 1% bonus
      4 years.........................     5% plus return of 1% bonus
      5 years.........................     4% plus return of 1% bonus
      6 or more years.................     0%

    *The deferred sales load is not imposed on that portion of the withdrawals made in any Contract year equal to the first 10% of the Contract fund. The deferred sales load is not imposed in connection with the Critical Care Access feature and may be reduced on the withdrawal of purchase payments made on or after the annuitant's 81st birthday.

Annual Contract Fee........................................................None*

*If the Contract fund is less than $10,000, a $30 annual charge is assessed.
 This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness. The minimum initial purchase payment is $10,000.

SEPARATE ACCOUNT ANNUAL EXPENSES  (AS A PERCENTAGE OF AVERAGE CONTRACT FUND)

                                                            ALL SUBACCOUNTS
                                                            ---------------
   Mortality and Expense Risk Fee..................             1.00%
   Administrative Charge...........................              .20%
   Total Separate Account Annual Expenses..........             1.20%


THE PRUDENTIAL SERIES FUND, INC. ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


                                                MONEY   DIVERSIFIED  GOVERNMENT  CONSERVATIVE  FLEXIBLE     HIGH
                                               MARKET      BOND        INCOME      BALANCED     MANAGED   YIELD BOND
                                              -------  ------------  ----------  ------------  --------  ------------
Investment Management
   Fee.....................................      .40%      .40%         .40%         .55%        .60%        .55%
Other Expenses.............................      .03%      .03%         .04%         .01%        .02%        .02%
                                              -------  ------------  ----------  ------------  --------  ------------

Total Series Fund
   Annual Expenses.........................      .43%      .43%         .44%         .56%        .62%        .57%
                                              =======  ============  ==========  ============  ========  ===========




                                                                                                 SMALL
                                                STOCK     EQUITY                  PRUDENTIAL CAPITALIZATION           NATURAL
                                                INDEX     INCOME       EQUITY      JENNISON      STOCK      GLOBAL   RESOURCE
                                              -------  ------------  ----------  ------------  --------  ----------- ---------

Investment Management                           .35%       .40%         .45%         .60%        .40%        .75%      .45%
   Fee.....................................

Other Expenses.............................     .02%       .01%         .01%         .04%        .10%        .10%      .09%
                                              -------  ------------  ----------  ------------  --------  ----------- ----------

Total Series Fund Annual Expenses..........     .37%       .41%         .46%         .64%        .50%       .85 %      .54%
                                              =======  ============  ==========  ============  ========  =========== ==========


The purpose of the foregoing tables is to assist the Contract owners in understanding the expenses of Prudential Individual Variable Contract Account and The Prudential Series Fund, Inc. (the "Series Fund") that they bear, directly or indirectly. See the sections on charges in this prospectus and the attached prospectus for the Series Fund. The above tables do not include any taxes attributable to premiums. Currently, there is no deduction for such taxes at the time purchase payments are made, but in some states a deduction is made when an annuity is effected.

Except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under "Other Expenses" are based on amounts incurred in the last fiscal year.

EXAMPLES OF FEES AND EXPENSES.

The following examples, and those on page 6, illustrate the cumulative dollar amount of all the above expenses that would be incurred on each $1,000 investment,

     o  The examples assume a consistent 5% annual return on invested assets;

     o The examples do not take into consideration any taxes attributable to premiums which may be payable at the time of annuitization or at the time of purchase payments;

     o The amounts shown are overstated for Contract funds over $10,000 and understated for Contract funds less than $10,000;

For a term less than 10 years, the expenses shown in Table I, describe applicable charges for the withdrawal of your entire Contract fund. THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.


The following example shows how the Year 1 expenses shown in Table I were calculated for the Money Market Portfolio, for each $1,000 invested. This assumes a withdrawal is made just prior to the end of the first year after payment. The amount of the Annual Administrative Charge in this example is calculated in a manner prescribed by the Securities and Exchange Commission.




Initial Investment                                                                            $1,000.00
Plus 1% bonus                             ($1,000 + $10)                                       1,010.00
Total Contract Expenses                   (1.2 risk fees + .43 management fee
                                          + 0.75 annual maintenance charge)                      1.705%
Assumed 5% Rate of Return Minus
           Total Contract Expenses                                                               3.295%
Value of Funds                            ($1,010 x 3.295%)                                       33.28
Total Value of Funds                      ($1,010 + 33.28)                                     1,043.28
Average Value of Funds                    {($1,043 + 1,010)*12}                                1,026.64
Total Contract Expenses                   ($1,026.64 x 1.705% (rounded))                          18.00

Contingent Deferred Sales Charges

Initial Investment                                                                             1,000.00
10% Charge Fee Withdrawal                                                                        100.00
Amount Subject to Withdrawal Charge                                                              900.00
Surrender Charge      (900* 7.00%)                                                                63.00
Plus Total Contract Expenses                                                                      18.00
                                                                                             -----------
Total Charges                                                                                $    81.00

*Note that in this example, Prudential would recapture the 1% bonus that had been credited to the initial investment.

TABLE I
-------

If you withdraw your entire Contract fund thereby surrendering your Contract just prior to the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:


                                                                 1 YEAR          3 YEARS          5 YEARS           10 YEARS
                                                               -----------     ------------     -------------     -------------
   MONEY MARKET PORTFOLIO.................................        $ 81            $103              $118              $203
   DIVERSIFIED BOND PORTFOLIO.............................        $ 81            $103              $118              $203
   GOVERNMENT INCOME PORTFOLIO............................        $ 81            $104              $119              $205
   CONSERVATIVE BALANCED PORTFOLIO........................        $ 82            $107              $125              $217
   FLEXIBLE MANAGED PORTFOLIO.............................        $ 82            $109              $128              $224
   HIGH YIELD BOND PORTFOLIO..............................        $ 82            $108              $126              $219
   STOCK INDEX PORTFOLIO..................................        $ 80            $101              $115              $197
   EQUITY INCOME PORTFOLIO................................        $ 80            $103              $117              $201
   EQUITY PORTFOLIO.......................................        $ 81            $104              $120              $207
   PRUDENTIAL JENNISON PORTFOLIO..........................        $ 83            $110              $129              $226
   SMALL CAPITALIZATION STOCK PORTFOLIO...................        $ 81            $105              $122              $211
   GLOBAL PORTFOLIO.......................................        $ 85            $116              $140              $248
   NATURAL RESOURCES PORTFOLIO............................        $ 82            $107              $124              $215



As an example, if the entire Contract fund is invested in the Flexible Managed Portfolio, and you surrendered your entire Contract just prior to the end of 1 year, you would pay $82 per $1,000 invested, reflecting all charges including the 7% contingent deferred sales charge.

TABLE II
--------

If you annuitize just before the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:
   (Note: The 1, 3, and 5 Year columns reflect the imposition of the contingent deferred sales charge; however, some of the annuity options may not be subject to this charge after year 1. Where this is the case, the expenses shown in Table III below would be applicable. See page 17 under the SALES CHARGES ON WITHDRAWALS section.)


                                                                 1 YEAR          3 YEARS          5 YEARS           10 YEARS
                                                               -----------     ------------     -------------     -------------
   MONEY MARKET PORTFOLIO.................................        $ 81            $103              $118              $203
   DIVERSIFIED BOND PORTFOLIO.............................        $ 81            $103              $118              $203
   GOVERNMENT INCOME PORTFOLIO............................        $ 81            $104              $119              $205
   CONSERVATIVE BALANCED PORTFOLIO........................        $ 82            $107              $125              $217
   FLEXIBLE MANAGED PORTFOLIO.............................        $ 82            $109              $128              $224
   HIGH YIELD BOND PORTFOLIO..............................        $ 82            $108              $126              $219
   STOCK INDEX PORTFOLIO..................................        $ 80            $101              $115              $197
   EQUITY INCOME PORTFOLIO................................        $ 80            $103              $117              $201
   EQUITY PORTFOLIO.......................................        $ 81            $104              $120              $207
   PRUDENTIAL JENNISON PORTFOLIO..........................        $ 83            $110              $129              $226
   SMALL CAPITALIZATION STOCK PORTFOLIO...................        $ 81            $105              $122              $211
   GLOBAL PORTFOLIO.......................................        $ 85            $116              $140              $248
   NATURAL RESOURCES PORTFOLIO............................        $ 82            $107              $124              $215



TABLE III
---------

If you do not withdraw any portion of your Contract fund as of the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:


                                                                 1 YEAR          3 YEARS          5 YEARS           10 YEARS
                                                               -----------     ------------     -------------     -------------
   MONEY MARKET PORTFOLIO.................................        $ 18             $54              $ 93              $203
   DIVERSIFIED BOND PORTFOLIO.............................        $ 18             $54              $ 93              $203
   GOVERNMENT INCOME PORTFOLIO............................        $ 18             $55              $ 94              $205
   CONSERVATIVE BALANCED PORTFOLIO........................        $ 19             $58              $100              $217
   FLEXIBLE MANAGED PORTFOLIO.............................        $ 19             $60              $103              $224
   HIGH YIELD BOND PORTFOLIO..............................        $ 19             $59              $101              $219
   STOCK INDEX PORTFOLIO..................................        $ 17             $52              $ 90              $197
   EQUITY INCOME PORTFOLIO................................        $ 17             $54              $ 92              $201
   EQUITY PORTFOLIO.......................................        $ 18             $55              $ 95              $207
   PRUDENTIAL JENNISON PORTFOLIO..........................        $ 20             $61              $104              $226
   SMALL CAPITALIZATION STOCK PORTFOLIO...................        $ 18             $56              $ 97              $211
   GLOBAL PORTFOLIO.......................................        $ 22             $67              $115              $248
   NATURAL RESOURCES PORTFOLIO............................        $ 19             $58              $ 99              $215


Notice that in all 3 of the above tables, the level of cumulative charges is identical for the 10 year column. This is because at that point there are no contingent deferred sale charges taken by Prudential upon surrender or annuitization. It may be helpful to consider the dollar amounts shown as percentages of the amount invested ($1,000) over the period specified. In the case of the Money Market Portfolio, $203 at the end of 10 years equals $20.30 per year, or approximately 2.03% of $1,000. The above examples use as the annual Contract fee the average fee assessed based on the aggregate annual Contract fees collected during the 12 month period ended December 31, 1997 divided by total assets allocated to the subaccounts. Your actual fees will vary based on the amount of your Contract Fund and your specific allocation.

                                                      ACCUMULATION UNIT VALUES
                                        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                      DISCOVERY PLUS CONTRACT
                                                 (CONDENSED FINANCIAL INFORMATION)

                                                                           SUBACCOUNTS
                            --------------------------------------------------------------------------------------------------------
                                                                           MONEY MARKET
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     2.008 $     1.931 $     1.847 $     1.796 $    1.766 $     1.722 $     1.641 $    1.536 $    1.440
2. Accumulation unit
   value at end of
   period..................       2.092       2.008       1.931       1.847      1.796       1.766       1.722      1.641      1.536
3. Number of accumulation
   units outstanding at
   end of period........... 100,713,122 133,461,350 132,240,079 137,690,220 98,824,301 110,136,278 108,951,868 78,507,679 20,144,839
                            --------------------------------------------------------------------------------------------------------

                                                                         DIVERSIFIED BOND
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning of
   period.................. $     2.990  $    2.899  $    2.430  $    2.541 $    2.335  $    2.204  $    1.916 $    1.790  $   1.596
2. Accumulation unit
   value at end of
   period..................       3.208       2.990       2.899       2.430      2.541       2.335       2.204      1.916      1.790
3. Number of accumulation
   units outstanding at
   end of period...........  54,997,472  63,529,814  62,158,709  62,532,884 65,012,139  43,861,931  26,025,946 14,221,106  6,775,075
                            --------------------------------------------------------------------------------------------------------

                                                                              EQUITY
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning of
   period.................. $     5.680 $     4.850 $     3.738 $     3.681  $    3.056 $    2.709 $    2.176  $    2.323  $   1.884
2. Accumulation unit
   value at end of
   period..................       6.996       5.680       4.850       3.738       3.681      3.056      2.709       2.176      2.323
3. Number of accumulation
   units outstanding at
   end of period........... 159,618,134 176,617,231 187,580,951 144,081,975 109,315,212 64,109,169 35,797,392  13,870,625  5,468,614
                            --------------------------------------------------------------------------------------------------------

                                     PRUDENTIAL JENNISON
                              ---------------------------------
                              01/01/97    01/01/96    05/01/95*
                                 TO          TO          TO
                              12/31/97    12/31/96    12/31/95
                             ----------  ----------  ----------
1. Accumulation unit
   value at beginning of
   period..................  $    1.408  $    1.245  $    1.009
2. Accumulation unit
   value at end of
   period..................       1.832       1.408       1.245
3. Number of accumulation
   units outstanding at
   end of  period..........  65,230,050  54,259,732  19,918,994
                             -----------------------------------

                                  SMALL CAPITALIZATION STOCK
                              ---------------------------------
                              01/01/97    01/01/96    05/01/95*
                                 TO          TO          TO
                              12/31/97    12/31/96    12/31/95
                             ----------  ----------  ----------
1. Accumulation unit
   value at beginning of
   period..................  $    1.408  $    1.190  $    1.002
2. Accumulation unit
   value at end of
   period..................       1.742       1.408       1.190
3. Number of accumulation
   units outstanding at
   end of period...........  51,033,360  34,325,331  15,303,395

* Commencement of Business

The financial statements of the Account are in the statement of additional information.


                                                      ACCUMULATION UNIT VALUES
                                        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                      DISCOVERY PLUS CONTRACT
                                           (CONDENSED FINANCIAL INFORMATION) (CONTINUED)

                                                                           SUBACCOUNTS
                            --------------------------------------------------------------------------------------------------------
                                                                         FLEXIBLE MANAGED
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     3.895 $     3.469 $     2.828 $     2.955 $     2.587 $     2.434 $    1.963 $    1.950 $    1.656
2. Accumulation unit
   value at end of
   period..................       4.540       3.895       3.469       2.828       2.955       2.587      2.434      1.963      1.950
3. Number of accumulation
   units outstanding at
   end of period........... 128,050,185 140,908,132 135,760,708 140,860,169 111,136,044  62,046,878 33,449,040 20,844,438  7,863,675
                            --------------------------------------------------------------------------------------------------------

                                                                      CONSERVATIVE BALANCED
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period...............  $    3.424 $     3.077 $     2.655 $     2.713 $     2.447 $     2.316 $    1.968 $    1.892 $    1.666
2. Accumulation unit
   value at end of
   period..................       3.839       3.424       3.077       2.655       2.713       2.447      2.316      1.968      1.892
3. Number of accumulation
   units outstanding at
   end of period........... 271,684,907 300,853,936 296,641,925 313,266,018 242,321,897 133,530,065 59,165,985 29,438,662 10,559,021
                            --------------------------------------------------------------------------------------------------------

                                                                         HIGH YIELD BOND
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     2.053 $     1.865 $     1.605 $     1.670 $     1.417 $     1.220 $    0.887 $    1.019 $    1.078
2. Accumulation unit
   value at end of
   period..................       2.308       2.053       1.865       1.605       1.670       1.417      1.220      0.887      1.019
3. Number of accumulation
   units outstanding at
   end of period...........  74,090,922  84,625,385  86,497,155  82,161,785  68,503,233  31,814,404  9,103,642  3,962,676  2,636,013
                            --------------------------------------------------------------------------------------------------------

                                                                            STOCK INDEX
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     2.907 $     2.401 $     1.772 $     1.776 $     1.639 $     1.548 $    1.208 $    1.268 $    1.018
2. Accumulation unit
   value at end of
   period..................       3.816       2.907       2.401       1.772       1.776       1.639      1.548      1.208      1.268
3. Number of accumulation
   units outstanding at
   end of period........... 118,969,379 118,928,560  99,553,628  89,080,644  91,215,676  71,404,267 38,553,592 17,965,337  5,881,105
                            --------------------------------------------------------------------------------------------------------

                                                                          EQUITY INCOME
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     3.044 $     2.530 $     2.104 $     2.099 $     1.737 $     1.596 $    1.267 $    1.332 $    1.139
2. Accumulation unit
   value at end of
   period..................       4.108       3.044       2.530       2.104       2.099       1.737      1.596      1.267      1.332
3. Number of accumulation
   units outstanding at
   end of period........... 195,232,259 212,322,247 220,184,990 218,661,165 155,205,890  68,252,437 28,475,526 16,439,709  9,230,667
                            --------------------------------------------------------------------------------------------------------

* Commencement of Business

The financial statements of the Account are in the statement of additional information.

                                       9

                                                      ACCUMULATION UNIT VALUES
                                        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                      DISCOVERY PLUS CONTRACT
                                           (CONDENSED FINANCIAL INFORMATION) (CONTINUED)

                                                                           SUBACCOUNTS
                            --------------------------------------------------------------------------------------------------------
                                                                        NATURAL RESOURCES
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     2.840 $     2.196 $     1.751 $     1.851 $     1.497 $     1.412 $    1.295  $   1.391  $   1.137
2. Accumulation unit
   value at end of
   period..................       2.481       2.840       2.196       1.751       1.851       1.497      1.412      1.295      1.391
3. Number of accumulation
   units outstanding at
   end of period...........  35,935,730  43,858,984  37,663,872 38,719,527   21,404,880   9,178,489  7,245,895  7,525,168  2,095,818
                            --------------------------------------------------------------------------------------------------------

                                                                              GLOBAL
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     1.814 $     1.533 $     1.339 $     1.425 $     1.007 $    1.056  $    0.959  $   1.115  $   1.015
2. Accumulation unit
   value at end of
   period..................       1.917       1.814       1.533       1.339       1.425       1.007      1.056      0.959      1.115
3. Number of accumulation
   units outstanding at
   end of period........... 115,977,749 131,910,848 212,272,476 127,945,906  51,691,984  12,211,247  6,345,863  5,058,856  1,221,795
                            --------------------------------------------------------------------------------------------------------

                                                                        GOVERNMENT INCOME
                            --------------------------------------------------------------------------------------------------------
                              01/01/97    01/01/96    01/01/95   01/01/94    01/01/93   01/01/92     01/01/91   01/01/90   02/27/89*
                                 TO          TO          TO         TO          TO         TO           TO         TO         TO
                              12/31/97    12/31/96    12/31/95   12/31/94    12/31/93   12/31/92     12/31/91   12/31/90   12/31/89
                            ----------- ----------- ----------- ----------- ---------- ----------- ----------- ---------- ----------
1. Accumulation unit
   value at beginning
   of period............... $     1.736 $     1.719 $     1.456 $     1.553 $     1.397 $     1.335 $    1.164  $   1.108  $   1.000
2. Accumulation unit
   value at end of
   period..................       1.881       1.736       1.719       1.456       1.553       1.397      1.335      1.164      1.108
3. Number of accumulation
   units outstanding at
   end of period...........  97,819,209 122,312.126 131,063,592 148,872,947 161,058,905 103,111,144 35,607,897  8,957,406  3,570,059
                            --------------------------------------------------------------------------------------------------------
* Commencement of Business

The financial statements of the Account are in the statement of additional information.


                      GENERAL INFORMATION ABOUT PRUDENTIAL,
              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential's policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Prudential's financial statements appear in the statement of additional information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

The Prudential Individual Variable Contract Account (the "Account") was established on October 12, 1982 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. There are currently thirteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements appear in the statement of additional information.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. The following table shows the investment management fee charged for each portfolio of the Series Fund available for investment by Contract owners.

    ---------------------------------------------------------------------------
                                                          ANNUAL INVESTMENT
                                                          MANAGEMENT FEE AS
                                                       A PERCENTAGE OF AVERAGE
     PORTFOLIO                                             DAILY NET ASSETS
    ---------------------------------------------------------------------------
     MONEY MARKET PORTFOLIO                                     0.40%
     DIVERSIFIED BOND PORTFOLIO                                 0.40%
     GOVERNMENT INCOME PORTFOLIO                                0.40%
     CONSERVATIVE BALANCED PORTFOLIO                            0.55%
     FLEXIBLE MANAGED PORTFOLIO                                 0.60%
     HIGH YIELD BOND PORTFOLIO                                  0.55%
     STOCK INDEX PORTFOLIO                                      0.35%
     EQUITY INCOME PORTFOLIO                                    0.40%
     EQUITY PORTFOLIO                                           0.45%
     PRUDENTIAL JENNISON PORTFOLIO                              0.60%
     SMALL CAPITALIZATION STOCK PORTFOLIO                       0.40%
     GLOBAL PORTFOLIO                                           0.75%
     NATURAL RESOURCES PORTFOLIO                                0.45%
    ---------------------------------------------------------------------------


It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

                     DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


The minimum initial purchase payment is $10,000. Effective March 15, 1997, this contract is no longer offered for sale in New York, and effective March 6, 1998, this contract is no longer offered for sale in Oregon to retirement arrangements entitled to federal income tax treatment. The Contract may generally be issued on proposed annuitants below the age of 86. Before issuing any Contract, Prudential requires submission of certain information. Following Prudential's review of the information and approval of issuance of the Contract, a Contract will be issued that sets forth precisely the owner's rights and the Company's obligations. The Contract owner may thereafter make additional purchase payments of $1,000 or more ($10,000 or more when issued in New York), but there is no obligation to do so. These additional purchase payments may be made by check payable to the order of Prudential and mailed to the PrudentialAnnuity Service Center, accompanied by forms that will be provided for this purpose. Subsequent payments are not allowed in Oregon.

The Contract date will be the date the initial purchase payment and certain required information are received in the Prudential Annuity Service Center. The amount credited under the Contract begins to vary as of the end of the first valuation period to reflect the investment results of the variable investment option[s] and/or the interest rate declared for the fixed-rate option as chosen by the applicant. If the issuance of the Contract is not approved, because the current underwriting requirements are not met, the purchase payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Prudential Annuity Service Center, previously known as the Prudential Home Office, specified in the Contract. The Contract owner will then receive a refund of all purchase payments made, plus or minus any change due to investment experience in the value of the invested portion of the payments, excluding any bonus paid on the purchase payments, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all purchase payments made, excluding any bonus paid on the purchase payments, with no adjustment for investment experience.


ALLOCATION OF PURCHASE PAYMENTS


The Contract owner determines how the initial purchase payment will be allocated among the subaccounts, the Real Property Account, and the fixed-rate option, by specifying the desired allocation on the application form for a Contract. The owner may choose to allocate nothing to a particular subaccount, to the Real Property Account or to the fixed-rate option, but any allocation made must be at least 10% and may not be a fractional percent. Subsequent purchase payments will be allocated in the same proportions as the most recent purchase payment made by the owner. The subsequent purchase payments which are allocated to the variable investment option[s] will be credited under the Contract based on the next computed value of an accumulation unit following receipt of payment by Prudential at the Annuity Service Center. The value of an accumulation unit is determined when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. Subsequent purchase payments allocated to the fixed-rate option will begin earning interest on the date received. The Contract owner may change the way in which subsequent purchase payments are allocated by providing Prudential with written instructions or by telephoning the Annuity Service Center, provided the Contract owner is enrolled to use the Telephone Transfer System.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. Under this feature, purchase payments may be allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount initially allocated to the DCA account (that is, if $10,000 is initially allocated, the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.


When DCA is established at issue, the greater of $10,000 or 10% of the initial purchase payment must be allocated to the DCA account. When DCA is established after issue, the Contract owner must allocate to the DCA account at least $10,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, Contract owners may allocate or transfer amounts to the DCA account, subject to the limitations on purchase payments and transfers generally. In addition, if the Contract owner has already established DCA, the purchase payment allocation instructions may include an allocation of all or a portion of all your purchase payment to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date (i.e. the Contract date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has an outstanding payment allocation to the DCA account, but the DCA option has previously been canceled, purchase payments allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

ADDITIONAL AMOUNTS

For purchase payments made, during the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to the purchase payment and allocate that Additional Amount to the subaccounts, the Real Property Account, and the fixed-rate option in the same manner as that purchase payment. Prudential reserves the right, however, to limit its payment of such Additional Amounts to $1,000 in each Contract year. This Additional Amount or bonus will work as follows. Suppose the owner makes an initial purchase payment of $10,000 to be allocated equally to the Equity Subaccount and the fixed-rate option. Prudential would increase the payment by 1%, or $100, and allocate $5,050 to both the Equity Subaccount and to the fixed-rate option. Later in the year the owner sends Prudential an additional purchase payment of $6,000, but fails to indicate how it should be applied. Prudential would increase that amount by 1% or $60, and based on the owner's most recent instruction, would allocate $3,030 to both the Equity Subaccount and to the fixed-rate option.


The Additional Amount will not be subject to taxes attributable to premiums. It will, however, be recaptured by Prudential in the event the owner makes a withdrawal of a purchase payment on which an Additional Amount was paid within 6 Contract years after the payment, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge. See SALES CHARGES ON WITHDRAWALS, page 17, and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.


TRANSFERS


The Contract owner may make up to four transfers per Contract year. Currently, the Contract owner may make additional transfers without Prudential's consent. The Contract owner may transfer all or part of the amount credited to any subaccount to any of the other subaccounts, to the Real Property Account or to the fixed-rate option without charge. The Contract owner may transfer amounts by proper written notice to the Prudential Annuity Service Center, or by telephone unless the Contract owner asks that transfers by telephone not be made.

Prudential has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Prudential will not be liable for following telephone instructions that it reasonably believes to be genuine. Prudential cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change. Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center. The request may be in dollars, such as a request to transfer $5,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, the percentage must be whole numbers.


Transfers from the fixed-rate option to the variable investment options are permitted once each Contract year during a 30-day period. Currently that period begins on the Contract anniversary. Prudential reserves the right to change the beginning date of the transfer period. The maximum amount which currently may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $5,000. These limits are subject to change in the future. Although it is not Prudential's present practice to do so, it may in the future permit transfers outside of the 30-day period referred to above and change the maximum amount that may be transferred out of the fixed-rate option.


Transfers from the Real Property Account to the subaccounts or to the fixed-rate option are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which currently may be transferred out of the Real Property Account is the greater of:
(a) 50% OF THE AMOUNT IN THE REAL PROPERTY ACCOUNT, AND (b) $10,000. Transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. TRANSFER REQUESTS RECEIVED WITHIN THE 30-DAY PERIOD BEGINNING ON THE CONTRACT ANNIVERSARY WILL BE EFFECTED AS OF THE END OF THE VALUATION PERIOD IN WHICH A PROPER TRANSFER REQUEST IS RECEIVED AT THE PRUDENTIAL ANNUITY SERVICE CENTER. Restrictions on transfers to and from the Real

Property Account, which are subject to change, are fully described in the attached prospectus for the Real Property Account.


The Contract was not designed for professional market timing organizations or other organizations or individuals using programed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Series Fund and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including, but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.


WITHDRAWALS


Subject to any restrictions on withdrawals contained in the tax favored plan under which a participant is covered, the Contract owner may at any time make a withdrawal from the Contract fund of all or part of the cash surrender value of the Contract. However, Prudential's consent will be required for a partial withdrawal if the amount requested is less than $500 or if it would reduce the amount credited under the Contract to less than $500. In addition, there are certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts subject to Section 403(b) of the Internal Revenue Code. Under such contracts, withdrawals may be made prior to attaining age 59 1/2 in the event of severance of employment, death, total and permanent disability and, in limited circumstances, hardship. See TDA'S, page 22. Amounts held under TDA contracts as of December 31, 1988 are exempt from these restrictions. The withdrawal restrictions do not apply to transfers among the available investment options offered by Prudential or to the direct transfer of all or part of the Contract owner's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Unless otherwise specified, a partial withdrawal will be allocated among all subaccounts, the Real Property Account, and the fixed-rate option in the same proportions as the value of the amount in each subaccount, the Real Property Account, and the fixed-rate option bears to the total amount then credited to the Contract. If a total or partial withdrawal is made in the first 6 Contract years following a purchase payment, there may be a contingent deferred sales charge. See SALES CHARGES ON WITHDRAWALS, page 17. The withdrawal will be effected as of the end of the valuation period in which a proper withdrawal request is received at the Annuity Service Center.


Prudential will generally pay the amount of any withdrawal, less any applicable sales charges and any required tax withholding, within 7 days after it receives a properly completed withdrawal request. Prudential may delay payment of any withdrawal allocable to the subaccount[s] for a longer period if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists. With respect to the amount of any withdrawal allocable to the fixed-rate option, Prudential expects to pay the withdrawal promptly upon request. However, Prudential has the right to delay payment of such withdrawal for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Prudential also offers an Automated Withdrawal feature which enables Contract owners to receive periodic withdrawals either monthly, quarterly, semi-annually or annually. Withdrawals may be made from a designated investment option or proportionally from all investment options. Withdrawals must be in a specified amount rather than a percentage of the amount in the portfolio. Withdrawal charges may apply if the withdrawals in any Contract year exceed the withdrawal-free amount.

A withdrawal will generally have federal income tax consequences, which could include tax penalties. The Contract owner should consult with a tax advisor before making a withdrawal.

DEATH BENEFIT


If the annuitant should die before he or she has begun to receive annuity payments, a death benefit, calculated as of the date due proof of death is received by Prudential, will be payable to the beneficiary you designate. Unless the retirement arrangement that covered you provides otherwise, the beneficiary will have the right to elect to receive this amount without the imposition of any sales charge or any further annual maintenance charge, in one sum, in periodic payments, in the form of a lifetime annuity or in a combination of these ways. Payments will begin once Prudential receives all information necessary to process the claim. If the death benefit is payable as a result of your coverage under a qualified pension plan, IRA, SEP savings incentive match plan for employees under section 408(p) of the Code ("SIMPLE"), or tax-deferred annuity under section 403(b) of the Code, your entire death benefit generally must be distributed within 5 years after your date of death. However, if an annuity payment option is elected, and if annuity payments begin within one year of your death, the death benefits may be distributed over the beneficiary's life expectancy. If your spouse is your beneficiary, annuity payments need only begin on or before April 1 of the calendar year following the calendar year in which you would have attained age 70 1/2 or in some instances, the remaining interest in the Contract may be rolled over to an IRA owned by your spouse. With respect to Contracts issued in connection with IRAs, if your spouse is the designated beneficiary, the Contract may continue with your spouse treated as the employee. If you die after you have begun to receive annuity payments as a result of your coverage under a qualified retirement plan, traditional IRA, SEP, SIMPLE or tax-deferred annuity, but before your entire interest in the Contract is distributed, the remaining portion of your interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of your date of death. Special additional rules apply to Contracts used in conjunction with plans subject to
Section 457 of the Code. Subject to the terms of the retirement arrangement, if the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangements that covered the Contract owner, Prudential will make a one-sum cash payment to the beneficiary, after deduction of the annual account charge then due.

The death benefit will equal the greater of (a) the contract fund or (b) the "minimum proceeds," both determined as of the date Prudential receives due proof of death. The minimum proceeds is the sum of the purchase payments you made, plus the Additional Amounts credited by Prudential, reduced by any withdrawal(s) you made. Each withdrawal reduces the minimum proceeds in the same proportion as it reduces the Contract fund on the withdrawal date. Minimum proceeds does not include investment results. The minimum proceeds may be enhanced on the sixth Contract anniversary. If, on that date, the Contract fund is greater than the minimum proceeds, the minimum proceeds will be increased to equal the Contract fund on that date. Going forward, minimum proceeds will continue to be adjusted to reflect any future purchase payments or withdrawals as described above. The increase to minimum proceeds on the sixth Contract anniversary is not currently applicable to contracts issued in Texas.


Under certain types of retirement arrangements, in the case of a married Participant, a pre-retirement survivor annuity is paid to the Participant's spouse if the Participant dies prior to his or her retirement under the plan. A Participant may waive this coverage with his or her spouse's consent on or after attaining age 35 or upon termination of employment, if earlier. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless such consent is obtained, the law requires that at least 50% of the Participant's account balance as of his or her date of death be used to purchase a life annuity form of payment for the Participant's spouse even if the designated beneficiary is someone other than the spouse. These spousal consent requirements were generally effective beginning January 1, 1985 and apply to married vested Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under ERISA. Subject to these spousal consent rules, unless the beneficiary has been irrevocably designated, the owner may change the beneficiary at any time.

VALUATION OF A CONTRACT OWNER'S CONTRACT FUND

The value of a Contract owner's Contract fund is the sum of his or her interests in the variable investment options and in the fixed-rate option. The portion of the Contract fund allocated to the Account is the sum of the interests in each subaccount. The values are measured in Units, for example, Money Market Units, Diversified Bond Units or Flexible Managed Units. Every purchase payment made by an owner is converted into Units of the subaccount or subaccounts selected by dividing the amount of the purchase payment by the Unit Value for the subaccount to which that amount has been allocated. The value of these Units changes each valuation period to reflect the investment results, expenses, and charges of the subaccount and the corresponding Series Fund portfolio. Further detail about Units is contained in the statement of additional information.


There is, of course, no guarantee that an owner's Contract fund will increase or that it will not fall below the amount of the owner's total purchase payments. However, Prudential guarantees a minimum interest rate of 3.1% a year on that portion of the Contract fund allocated to the fixed-rate option. Excess interest on payments allocated to the fixed-rate option may be credited in addition to the guaranteed interest rate. See THE FIXED-RATE OPTION, page 19. The valuation of the portion of the Contract fund held in the Real Property Account is described in the attached prospectus for the Real Property Account.


                          CHARGES, FEES, AND DEDUCTIONS

1. PREMIUM TAXES

A charge may be deducted for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any state or local premium taxes and, where approval has been obtained, any federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. If Prudential pays a state or local tax at the time purchase payments are made, the deduction will be made at that time based on the applicable rate. Currently, no such deduction is made from purchase payments in any state. In some states, however, Prudential pays a premium tax when an annuity is effected. In those states, the tax will be deducted at that time. The tax rates currently in effect in those states that impose a tax range from 0.5% to 5%. Prudential also reserves the right to deduct from each purchase payment a charge up to a maximum of 0.3% for federal income taxes measured by premiums in those states where approval has been obtained. Currently, no such charge is being made in any state.

A deduction for any such taxes imposed on purchase payments will not be made, however, except to the extent that the total tax attributable to premiums is in excess of 4% when: (1) a Contract owner's total purchase payments, less any purchase payments withdrawn, equal or exceed $50,000; or (2) a Contract owner purchases separate Contracts for each of his or her children or grandchildren as annuitants, each Contract has purchase payments totalling at least $25,000, and total purchase payments, less any purchase payments withdrawn, equal or exceed $50,000.

2. SALES CHARGES ON WITHDRAWALS

A contingent deferred sales charge may be imposed on the withdrawal of purchase payments. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. There is no sales charge on the withdrawal of investment income. No sales charge will be imposed if the Contract is surrendered due to the death of the annuitant.

The sales charge will be applied as a percentage of the amount of a purchase payment withdrawn within 6 Contract years following the payment, allowing for a 10% yearly free withdrawal privilege. The percentage charged will vary from 4% to 7% depending on how soon the withdrawal occurs from the date the purchase payment was made. Any amount that the owner withdraws will first be treated for the purpose of calculating this sales charge as a withdrawal of investment income until an amount equal to the Contract's total investment income has been withdrawn. For the purpose of determining sales charges, further withdrawals will be considered withdrawals of purchase payments. Purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of any sales charge will depend on the amount of purchase payments withdrawn and the number of Contract years that has elapsed since the owner made the particular purchase payment. The sales charge will be determined without reference to the source of the withdrawal.

In a Contract year when sales charges apply (the first 6 Contract years following a purchase payment), the withdrawal of purchase payment amounts up to 10% of the Contract fund may be made without incurring a sales charge. This is so even if partial withdrawals have been made in previous years. This charge-free withdrawal amount does not accumulate from Contract year to Contract year. In the first 6 years following a purchase payment, a sales charge will apply to any part of a withdrawal of a purchase payment in each year which is in excess of 10% of the Contract fund as of the date of the first withdrawal in that Contract year.

In addition, for non-qualified contracts and qualified contracts issued on or after May 1, 1993, the following will apply: based on regulatory approval of the Waiver of Withdrawal Charges endorsement ("Critical Care Access"), all or part of any withdrawal and maintenance charges associated with a full or partial withdrawal, or any annuitization or withdrawal charge due on the annuity date, will be waived following the receipt of due proof that the annuitant or co-annuitant (if applicable) has been confined to an eligible nursing home or hospital for a period of at least 3 months or a physician has certified that the annuitant or co-annuitant (if applicable) has 6 months or less to live.

If an owner withdraws all or part of a purchase payment before the end of the Contract year during which it was made, the sales charge will be 7% of the purchase payment withdrawn, after deducting the 10% free withdrawal amount. The sales charge imposed on the withdrawal of a purchase payment during the 2 Contract years following the Contract year in which the purchase payment was made is 7% and then decreases in the 3rd, 4th, and 5th years following the year in which the payment was made, in accordance with the following table:

--------------------------------------------------------------------------------------------------------

               FOR WITHDRAWALS OF PURCHASE PAYMENTS                   THE SALES CHARGE WILL BE EQUAL TO
                DURING THE CONTRACT YEAR INDICATED                     THE FOLLOWING PERCENTAGE OF THE
                                                                        PURCHASE PAYMENT WITHDRAWN(a)
--------------------------------------------------------------------------------------------------------
   Contract Year In Which Payment Made                                                    7%
   First Contract Year Following Year in Which Payment Made                               7%
   Second Contract Year Following Year in Which Payment Made                              7%
   Third Contact Year Following Year in Which Payment Made                                6%
   Fourth Contract Year Following Year in Which Payment Made                              5%
   Fifth Contract Year Following Year in Which Payment Made                               4%
   Subsequent Contract Years                                                          No Charge
--------------------------------------------------------------------------------------------------------
   (a) Subject to 10% free withdrawal described above.
--------------------------------------------------------------------------------------------------------


For purchase payments made on and after the annuitant's 81st birthday, the sales charge percentages described in the above table for withdrawals of such purchase payments will be subject to reduction based on reductions in costs for purposes of complying with state non-forfeiture laws.

The owner's withdrawal request should specify the source from which the withdrawal is to be made. Otherwise, the withdrawal, subject to minimum amount requirements, will be allocated to the investment option[s] in which the Contract fund is invested in the same proportions as the value of the interests in these options bears to the total value of the owner's Contract fund.

Amounts used for the purpose of effecting an annuity or the interest payment option are subject to the withdrawal charges described above. See EFFECTING AN ANNUITY, page 24. However, this charge will not be deducted if a life annuity or fixed period annuity of 10 years or greater is effected after the first Contract year.

3. RECAPTURE OF ADDITIONAL AMOUNTS

If an owner makes a withdrawal which consists partially or wholly of purchase payments, Prudential may recapture the Additional Amounts that were credited to the Contract fund based on those payments. If the duration from the start of the Contract year in which a purchase payment was made to the start of the Contract year of withdrawal is 6 years or more, the Additional Amounts credited will not be recaptured. For example, suppose you make an initial purchase payment of $10,000 for which you are credited with a bonus of 1% or $100. In the second year, you make an additional payment of $2,400 and are credited with an additional bonus of $24. In the fifth Contract year you request a partial Contract withdrawal of $1,600. On the date of the withdrawal, the value of your Contract fund is $13,900, which includes $1,376 of earnings. Thus, the requested withdrawal represents a withdrawal of $224 of purchase payments. Because $224 of purchase payments is being withdrawn and the duration from the start of the Contract years of these purchase payment to the Contract year of withdrawal is less than 6 years, the portion of the Additional Amounts recaptured will be $2.24 (1% of $224).


Prudential will not recapture Additional Amounts credited upon the portion of the purchase payment withdrawn if such withdrawal is used to effect an annuity that is not subject to a sales charge or is the result of a withdrawal where surrender charges have been waived due to confinement in a nursing home or hospital, or due to a terminal illness. See SALES CHARGES ON WITHDRAWALS, page 17.


4. ADMINISTRATIVE CHARGE


There are two possible charges imposed under the Contracts to reimburse Prudential for the expenses it incurs in administering the Contracts, which include such things as issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. These are an annual maintenance charge and a daily administrative charge. An annual maintenance charge of $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness, as applied under the Waiver of Withdrawal Charges endorsement. See SALES CHARGES ON WITHDRAWALS, page 17. Otherwise, no annual maintenance charge will be made. This charge is not made after annuitization and may not be increased by Prudential.


The daily administrative charge will be assessed by deducting, from the assets of each of the variable investment options, a percentage of those assets equivalent to an effective annual rate of up to 0.2% (.00054740%, daily). This administrative charge is guaranteed never to be increased above an effective annual rate of 0.2% over the life of the Contracts.

5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

In addition to the sales and administrative charges described above, a deduction is made daily from each of the variable investment options to reimburse Prudential for assuming the risk that its estimates of longevity and of the expenses it expects to incur, over the lengthy periods that the Contract may be in effect--estimates that are the basis for the level of the other charges it makes and the annuity purchase rates it guarantees under the Contract--will turn out to be incorrect. The charge will be made daily at an annual rate of up to 1% (.00272616%, daily) of the assets held in the variable investment options. Of this amount, 0.3% is for assuming the risk that the charges made under the Contracts may not cover administrative expenses, and 0.7% is for assuming mortality risks. This charge is not assessed against amounts allocated to the fixed-rate option or after a fixed-dollar annuity is effected.

6. EXPENSES INCURRED BY THE SERIES FUND


The charges and expenses of the Series Fund, net of reimbursements, are indirectly borne by the Contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 11. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the prospectus for the Real Property Account that is attached to this one.

                              THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 3.1%. Currently, for Contracts issued on or after November 6, 1995, the declared interest rates will remain in effect from the date money is allocated to the fixed-rate option until that same date one year later. For Contracts issued prior to November 6, 1995, the declared interest rates will remain in effect from the date money is allocated to the fixed rate option until that same date three years following the date of the allocation. After the initial guarantee period, a new crediting rate will be declared each year, and will remain in effect for at least the calendar year, so long as required by applicable law. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 3.1% where state approved (otherwise 4%), although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.


Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 14.


                               FEDERAL TAX STATUS

The following discussion is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax advisor should be consulted for complete information and advice. The discussion is based on current laws and interpretations, which may change.


The following rules do not generally apply to annuity Contracts held by or for non-natural persons (e.g., corporations). For special rules relating to contracts issued in connection with tax qualified plans, IRAs, TDA's and Section 457 plans, see CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS, page 21. Where a contract is held by a non-natural person, unless the Contract owner is a nominee or agent for a natural person (or in other limited circumstances), the Contract will generally not be treated as an annuity for tax purposes, and increases in the value of the Contract will be subject to current tax.


The following discussion assumes that the Contract will be treated as an annuity for federal income tax purposes. Section 817(h) of the Internal Revenue Code (the "Code") provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. For further details on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund. Prudential believes the underlying variable investment options for the Contract meet these diversification requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Under current law Prudential believes that the Contract will be treated as an annuity for federal income tax purposes and that the issuing insurance company, Prudential, and not the Contract owner, will be treated as the owner of the underlying investments for the Contract. Accordingly, generally no tax should be payable by any Contract owner as a result of any increase in the value of the Contract until money is received by him or her, either in the form of a cash withdrawal or as an annuity. It is important, however, to consider how amounts that are withdrawn will be taxed.

TAXES PAYABLE BY CONTRACT OWNERS

The Code generally provides that amounts withdrawn by a Contract owner from his or her Contract, before annuity payments begin, will be treated for tax purposes as being first withdrawals of investment income, rather than as withdrawals of purchase payments, until all investment income has been withdrawn. To the extent the assignment is authorized by the Contract, the assignment or pledge (or agreement to assign or pledge) any portion of the value of the Contract for a loan shall be treated as a withdrawal subject to this rule. Amounts withdrawn before annuity payments begin which represent a distribution of investment income will be taxable as ordinary income and may be subject to a penalty tax. Amounts which represent a withdrawal of purchase payments will ordinarily not be taxable as ordinary income or be subject to a penalty tax.

All contracts issued after October 21, 1988 by the same company (and affiliates) to the same contract owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment.

Where a contract is issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Consult a tax advisor for information regarding these rules.

Different tax rules apply to receipt of annuity payments. A portion of each annuity payment received under a Contract will be treated as a partial return of the purchase payments and will not be taxable. The remaining portion of the annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends upon the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant. In the case of Contracts under which annuity payments commence after 1986, annuity payments which are received after the annuitant recovers the full amount of the purchase payments will be fully includible in income. Should annuity payments cease on account of the death of the annuitant before the purchase payment has been fully recovered, the annuitant, on his or her last tax return, (or in certain cases the beneficiary), is allowed a deduction for the unrecovered amount.

The Code further provides that any amount received under an annuity contract may be subject to a penalty tax. The amount of the penalty is equal to 10% of that portion of the amount that is includible in income. Some withdrawals will be exempt from the penalty. Some examples are withdrawals: (1) made on or after the Contract owner reaches age 59 1/2, (2) made on or after the death of the Contract owner, (3) attributable to the Contract owner becoming disabled within the meaning of Code section 72(m)(7), (4) in the form of level annuity payments, made not less frequently than annually under a lifetime annuity, (5) allocable to investment in the contract before August 14, 1982, (6) under a qualified funding asset (defined by Code section 130(d)), or (7) under an immediate annuity contract (within the meaning of section 72(u)(4)).

If the 10% penalty tax does not apply to a withdrawal by reason of the exception for withdrawals in the form of a level annuity (clause (4) above), but the series of payments is modified (other than by reason of death or disability), either (a) before the end of the 5-year period beginning with the first payment and after the Contract owner reaches age 59 1/2, or (b) before the Contract owner attains age 59 1/2, the Contract owner's tax for the year of the modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral period.

Election of the interest payment option is not considered an annuity payment for tax purposes. Accordingly, unless the Contract is held by an individual retirement annuity, such election will cause investment income under the Contract to be taxable.

Generally, the same tax rules apply to amounts received as a death benefit by the beneficiary as those set forth above with respect to the Contract owner. The election of an annuity payment option by the beneficiary may defer taxes otherwise payable upon the receipt of a lump sum death benefit. Certain minimum distribution requirements apply in the case where the owner dies. See IRS Required Distributions on Death of Owner in the Statement of Additional Information.


Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code.


Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract. This rule does not apply to certain transfers between spouses or incident to divorce. See OWNERSHIP OF THE CONTRACT, page 26.

CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS

The Contract may be purchased for use in connection with various retirement arrangements entitled to favorable federal income tax treatment ("tax favored plans"). These are individual retirement accounts and annuities ("IRAs") subject to Sections 408(a) and 408(b) of the Code, simplified employee pension plans ("SEPs") under Section 408(k) of the Code, saving incentive match plans for employees ("SIMPLEs") under Section 408(p) of the Code, tax deferred annuities ("TDAs") under Section 403(b) of the Code, deferred compensation plans of state and local governments and tax exempt organizations under Section 457 of the Code, and pension, profit sharing and annuity plans qualified under Sections 401(a) and 403(a) of the Code. Such plans, accounts, and annuities must satisfy certain requirements of the Code in order to be entitled to the federal income tax benefits accorded to these plans. A discussion of these requirements is beyond the scope of this prospectus, and it is assumed that such requirements are met with respect to a Contract purchased for use in connection with a tax favored plan. This Contract is not available in the TDA and pension markets in Oregon.

In general, assuming the requirements and limitations of the Code provisions applicable to the particular type of tax favored plan involved are satisfied, purchase payments (other than after-tax employee payments) under the Contract will be deductible (or not includible in income) up to certain amounts each year and tax will not be imposed on the investment income and realized gains of the subaccounts in which the purchase payments have been invested until a distribution is received. Persons contemplating the purchase of a Contract in connection with a tax favored plan should consult their tax advisor before purchasing a Contract for such purposes.

The comments which follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, a qualified tax advisor should be consulted for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS

For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $30,000 or 25% of "earned income". For this purpose "earned income" is computed after the deduction for contributions to the plan is considered.

Under these plans, payments are subject to certain minimum distribution requirements, and generally must begin by April 1 of the calendar year following the later of the calendar year in which the employee: (1) attains age 70 1/2; or
(2) retires.

IRAs

The Code permits persons who receive certain qualifying distributions from a qualified pension or profit-sharing plan, TDA or IRA to make, within 60 days, a tax-free "rollover" transfer of all or any part of the amount of such distribution to an IRA which they establish. Additionally, the spouse of a deceased employee may roll over to an IRA certain distributions received by the spouse from a qualified pension or profit-sharing plan, TDA or IRA on account of the employee's death.


Because the Contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to an IRA (generally, $2,000), a Contract may be purchased as a Section 408(b) IRA only in connection with a "rollover" of the proceeds of a qualified plan, TDA or IRA. In order to qualify as an IRA under Section 408(b) of the Code, a Contract (or a rider made a part of the Contract) must contain certain additional provisions: (1) the owner of the Contract must be the annuitant, except when a transfer is made to a former spouse in accordance with a divorce decree as provided in Section 408(d)(6) of the Code; (2) the rights of the owner cannot be forfeitable; (3) the Contract may not be sold, assigned, discounted or pledged for any purpose to any person except Prudential; (4) except in the case of a "rollover" contribution, the annual premium may not exceed $2,000; (5) generally, for traditional IRAs, the annuity date may be no later than April 1st of the calendar year following the calendar year in which the annuitant attains age 70 1/2; and (6) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued as Section 408(b) IRAs will conform to such requirements.


SEPs

Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $30,000 or 15% of the employee's earned income (excluding the employer's contribution to the SEP). In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as Section 408(b) IRAs established under a SEP must satisfy the requirements described above for a Section 408(b) IRA.


Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $10,000 (in 1998, as indexed) and have their employer make contributions on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996.


In accordance with IRS regulations, persons who purchase a Contract used as an IRA, including one established under a SEP arrangement, are given disclosure material prepared by Prudential. The material includes this prospectus, a copy of the Contract, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs. The regulations require that such persons be given a free look after making an initial contribution in which to affirm or reverse their decision to participate. Therefore, within the free look period, a person may cancel his or her Contract by notifying Prudential in writing, and Prudential will refund all of the purchase payments under the Contract or, if greater, the amount credited under the Contract (less any bonus) computed as of the valuation period that Prudential receives the notice for cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 13.


TDA's


Section 403(b) of the Code permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity" or "TDA"). The amounts contributed under a TDA and increments thereon are not taxable as income until distributed as annuity income or otherwise. Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $10,000 (in 1998, as indexed). However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA.


An annuity contract will not qualify as a TDA, unless under such contract distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The Section 403(b)(11) withdrawal restrictions referred to above do not apply to the transfer of all or part of a Contract owner's interest in his or her Contract among the available investment options offered by Prudential or to the direct transfer of all or part of the Contract owner's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Code.

In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of: (1) the calendar year in which the employee attains age 70 1/2; or (2) the calendar year in which the employee retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR
LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS


A Contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization. The amounts contributed under such plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. If the requirements of Section 457 of the Code are not met, however, employees may be required to include in gross income all or part of the contributions and earnings thereon. Although assets of deferred compensation plans are generally part of the employer's general assets, subject to certain transition rules, governmental plans must hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $8,000 (in 1998, as indexed) or 331/3% of the employee's compensation. Distributions must begin by April 1 of the year following attainment of age 70 1/2 or April 1 of the calendar year following the calendar year the participant retires, if that is later. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. Rollovers are not permitted (other than between Section 457 plans).


QUALIFIED PENSION AND PROFIT SHARING PLANS

A Contract may be used to fund a qualified pension or profit-sharing plan. The plan itself must satisfy the coverage, minimum participation nondiscrimination and minimum distribution and all other requirements applicable generally to qualified pension and profit-sharing plans. The Code also imposes dollar limitations on contributions that may be made to or benefits that may be received from a qualified pension or profit-sharing plan (including a limitation of $10,000 (in 1998, as indexed) on the amount that an employee may contribute through a salary reduction arrangement in the case of a plan with a qualified "cash or deferred" arrangement). Generally, distributions from a qualified plan must begin by April 1 of the year following attainment of age 70 1/2 or April 1 of the calendar year the participant retires, if that is later. Distributions are subject to certain minimum distribution requirements.


MINIMUM DISTRIBUTION OPTION


The Minimum Distribution Option is a program available with IRA and SEP programs. It enables the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their Contracts. Distributions from traditional IRAs and SEPs must begin by April 1 of the year following attainment of age 70 1/2. Each year until the maturity date, Prudential will recalculate the minimum amount the Contract owner is required to withdraw from his or her IRA or SEP. Prudential will send the Contract owner a check for the minimum distribution amount less any partial withdrawals made during the year. Prudential's calculations are based solely on the cash value of the Contract. If the Contract owner has other IRA accounts, he or she will be responsible for taking the minimum distribution from each.


WITHHOLDING

Certain distributions from qualified retirement plans and 403(b) annuities will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, 403(b) annuity or IRA. Unless the Contract owner elects to the contrary, the portion of any taxable amounts received under the Contract will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate filed by the Contract owner with Prudential. For payments not subject to mandatory withholding, if no such certificate is filed, the Contract owner will be treated, for purposes of determining the withholding rate on annuity payments, as a married person with three exemptions; the rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will be 10%. Thus, if the Contract owner fails to elect that there be no withholding, Prudential will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that is taxable. Prudential will provide the Contract owner with forms and instructions concerning the right to elect that no amount be withheld from payments. Recipients who elect not to have withholding made are liable for payment of federal income taxes on the taxable portion of the distribution. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the Contract. Distributions to Contract owners under an eligible deferred compensation plan subject to Section 457 of the Code are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Prudential. No charge is being made currently against the Account for Company federal income taxes (excluding any charge for taxes attributable to premiums.) Prudential will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Prudential that are attributable to the Account may result in a corresponding charge against the Account.

ERISA DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the Contract (other than benefits that would otherwise be provided in the plan).

Administrative exemptions issued by the IRS and the Department of Labor under ERISA permit transactions between insurance agents and qualified pension and profit sharing plans under Sections 401(a) and 403(a) of the Code and with SEP IRAs. To be able to rely on the exemption certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Contract, as well as the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under CHARGES, FEES AND DEDUCTIONS, page 16. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND SALES COMMISSIONS, page 26. In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representative may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.


ADDITIONAL ERISA REQUIREMENTS

If your retirement arrangement is part of a plan governed by ERISA, additional requirements such as spousal consent to distributions may be necessary. Consult the terms of your retirement arrangement.

                              EFFECTING AN ANNUITY

Upon the annuity date, the amount credited under a Contract (which includes any amount allocated to the fixed-rate option as well as to the variable investment options) is converted into a fixed-dollar annuity payable to the annuitant[s] named in the Contract. If two annuitants are named in the Contract, the Contract owner may decide how much of the amount is to be applied for each annuitant and under which form[s] of annuity. If the Contract is not large enough to produce a monthly payment of $50, the Contract owner will be paid the cash surrender value in a single sum.


When a Contract owner requests a withdrawal in the form of an annuity, all amounts held in the investment options will be withdrawn 7 days prior to the end of the month in which the request is made or the end of a subsequent month designated by the owner. An amount equal to the withdrawal charge, if any, and any additional amount subject to recapture, will be deducted. An amount equal to the premium tax, if any, imposed by the state in which the annuitant resides is then deducted (unless deducted earlier). Many states do not impose a premium tax. In other states the tax ranges from 0.5% to 5% of the amount applied to effect an annuity. See PREMIUM TAXES, page 16. Some local jurisdictions also impose a tax. The amount remaining is applied to effect an annuity. This amount becomes part of Prudential's general account.


The amount of the monthly payments will depend upon the amount applied and tables of rates set forth in the Contract which Prudential guarantees will be used even if longevity has significantly improved since the Contract date. If, however, Prudential at the time is offering more favorable rates, then those will be used.

The annuity will be in one of the forms listed below. All the annuity options under this Contract are fixed annuity options under which the Contract owner's participation in the variable investment options ceases when the annuity is effected and the amount of each monthly payment does not change. Unless Prudential consents to a later date, an annuity must begin no later than the first Contract anniversary after the annuitant's 90th birthday, or if there are two annuitants named in the Contract, the 90th birthday of the primary annuitant. Special rules apply in the case of a Contract issued in connection with a tax favored retirement plan. Prudential will then make monthly payments to the annuitant on the first day of each month for a period determined by the form of annuity selected. Unless applicable law states otherwise and subject to the terms of the retirement arrangement, if the owner has not selected an annuity option to take effect by the annuity date, the interest payment option (see below) will become effective then.

Where the owner dies before the annuity starting date, the entire interest must be distributed within 5 years of death. The requirement will be satisfied, however, if the distribution to a designated beneficiary begins no later than one year after the owner's death and is to continue over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. If the owner's spouse is the designated beneficiary, the Contract may continue with the spouse treated as the owner. If the owner dies on or after the annuity starting date and before the entire interest in the annuity has been distributed, the remaining interest will be distributed at least as rapidly as under the method being used as of the date of death.

1. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she so selects. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, Prudential will discount each such payment at the interest rate used to compute the amount of the actual 120 payments. If the payments were based on the tables of rates set forth in the Contract, the interest rate used is 3.5% a year. Once annuity payments have begun, an annuitant may withdraw the present value of any of the 120 payments certain that have not been paid.

2. INTEREST PAYMENT OPTION

The annuitant may choose to have Prudential hold a designated amount to accumulate at interest. If no option has been selected by the annuity date, this option will automatically become effective unless applicable law states otherwise. Prudential will pay interest at an effective rate of at least 3% a year, and it may pay a higher rate of interest. Once this option is effected, an annuitant may withdraw the unpaid balance, or any part not less than $100. Generally, this option will not satisfy IRS minimum distribution requirements.

3. OTHER ANNUITY OPTIONS

Currently, you may choose to receive the proceeds of your Contract fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life Insurance Company that (1) is based on United States Currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment.


Under Option 3, unless a fixed period annuity of less than 10 years is selected, Prudential will waive withdrawal charges that might be applicable under other annuity options. Further, if you select Option 1 without a right of withdrawal, Prudential will effect that option under Option 3 if doing so provides greater monthly payments.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT ANNUITY PURCHASE RATES


It should be noted that while in general the Contract provides for sex-distinct annuity purchase rates for life annuities, those rates are not applicable to Contracts offered in states that have adopted regulations prohibiting sex-distinct annuity purchase rates. Rather, blended unisex annuity purchase rates for life annuities will be provided under all Contracts issued in those states, whether the annuitant is male or female. Other things being equal, such unisex annuity purchase rates will result in the same monthly annuity payments for male and female annuitants.

In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contracts with unisex annuity purchase rates to such prospective purchasers.

Special provisions may apply if the Contract is issued in connection with a tax favored retirement plan. The necessary information will be provided by the plan sponsor or administrator.

                                OTHER INFORMATION

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Prudential expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract Fund may be paid.

Such commissions will be subject to reduction if Prudential accepts purchase payments on and after the annuitant's 81st birthday. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 13. The representative may be required to return all of the first year commission if the Contract is not continued through the first year. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Prudential expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

OWNERSHIP OF THE CONTRACT

Generally, the Contract owner is entitled to exercise all the rights under the Contract. The Contract owner is usually, but not always, an annuitant. Ownership of the Contract may, however, be transferred to another person who need not be the person who is to receive annuity payments. Transfer of the ownership of a Contract may involve federal income tax consequences, or may be prohibited under certain Contracts, and the owner should consult with a qualified tax advisor before attempting any such transfer. Generally, ownership of the Contract is not assignable to another insurance company or employee benefit plan or program without Prudential's consent.

PERFORMANCE INFORMATION

Performance information for the subaccounts may appear in advertising and reports to current and prospective Contract owners. Performance information is based on historical investment experience of those investment options and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the subaccount over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to: comparisons to market indices; comparisons to other investments; performance rankings; and data presented by analysts or included in publications.

See "Performance Information" in the Statement of Additional Information for recent performance information.

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the court, 962 F.Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.

Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, which terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position after consideration of applicable reserves.

YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Prudential, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, as Prusec's and PIMS's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential expose that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's, Prusec's and PIMS's abilities to meet their contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measurers taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information, including the statement of additional information prepared by Prudential, may also be obtained from Prudential's office. The address and telephone number are set forth on the cover of this prospectus.

The Contents of the statement of additional information include:

OTHER INFORMATION CONCERNING THE ACCOUNT

   A. EXPERTS

   B. PRINCIPAL UNDERWRITER

   C. DETERMINATION OF SUBACCOUNT UNIT VALUES

   D. IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER

   E. PARTICIPATION IN DIVISIBLE SURPLUS

   F. PERFORMANCE INFORMATION

   G. FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


DETERMINATION OF SUBACCOUNT UNIT VALUES
   A. SUBACCOUNT UNIT VALUES
   B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

                      DIRECTORS AND OFFICERS OF PRUDENTIAL


The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.


                                    DIRECTORS

FRANKLIN E. AGNEW -- Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER -- Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN -- Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS -- Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO -- Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR -- Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63 . Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III -- Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON -- Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR. -- Director since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER -- Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY -- Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL -- Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN -- Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ -- Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER -- Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI -- Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON -- Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario,
M5K 1A2, Canada.

JAMES A. UNRUH -- Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D. -- Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS -- Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER -- Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS -- Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.


                               PRINCIPAL OFFICERS


ARTHUR F. RYAN -- Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD -- Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.

MICHELE S. DARLING -- Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN -- Executive Vice President Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER -- Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON -- Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

JOHN V. SCICUTELLA -- Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD -- Executive Vice President, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG -- Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR. -- Senior Vice President & Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ -- Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE -- Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE -- Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT -- Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

MARK R. FETTING -- President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL -- Senior Vice President and Chief Information Officer since 1993. Age 59.

JONATHAN M. GREENE -- President, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON -- President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON -- Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN -- Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. MCGUINNESS -- Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS -- Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER -- President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE -- Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI -- President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

BRIAN M. STORMS -- President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN -- Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT -- Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN -- Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

Prudential officers are elected annually.

Discovery(R) Plus is by The Prudential Insurance
Company of America and offered through Pruco
Securities Corporation, a subsidiary of The
Prudential Insurance Company of America. DISCOVERY is a registered mark of Prudential.


The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777

Pruco Securities Corporation
751 Broad Street
Newark, New Jersey 07102-3777


                                                                 ---------------
                                                                    BULK RATE
                                                                   U.S. Postage
                                                                      PAID
                                                                 Jersey City, NJ
                                                                  Permit No. 60
                                                                 ---------------



[LOGO] PRUDENTIAL
       The Prudential Insurance Company of America
       751 Broad Street
       Newark, New Jersey 07102-3777





PIVC-1
Cat.646956H                                                             ED. 5/98

                                     PART B

                           INFORMATION IN A STATEMENT
                           OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL


May 1, 1998


THE PRUDENTIAL
INDIVIDUAL VARIABLE CONTRACT ACCOUNT
VARIABLE ANNUITY CONTRACTS


         The DISCOVERY(R) Plus Contract* (the "Contract") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential") and funded through The Prudential Individual Variable Contract Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more ($10,000 or more when issued in New York). (Effective March 15, 1997, this contract is no longer offered for sale in New York. Effective January 1, 1998, this contract is no longer offered for sale in Oregon to retirement arrangements entitled to favorable federal income tax treatment.) Subsequent payments are not allowed in Oregon.

This statement of additional information is not a prospectus and should be read in conjunction with the Contract's prospectus, dated May 1, 1998, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning(888) PRU-2888.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (888) PRU-2888

*DISCOVERY is a registered mark of Prudential.
PIVC-1B Ed 5-98
Catalog #64M101W

                                    CONTENTS


                                                                            PAGE
                                                                            ----
OTHER INFORMATION CONCERNING THE ACCOUNT...................................   1
        A.  EXPERTS........................................................   1
        B.  PRINCIPAL UNDERWRITER..........................................   1
        C.  DETERMINATION OF SUBACCOUNT UNIT VALUES........................   1
        D.  IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER...................   2
        E.  PARTICIPATION IN DIVISIBLE SURPLUS.............................   2
        F.  PERFORMANCE INFORMATION........................................   2
        G.  FINANCIAL STATEMENTS...........................................   5


FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE
     CONTRACT ACCOUNT......................................................  A1


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
    AMERICA AND SUBSIDIARIES...............................................  B1

                    OTHER INFORMATION CONCERNING THE ACCOUNT

A.  EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

The financial statements included in this prospectus for the year ended December 31, 1995, has been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.


B.  PRINCIPAL UNDERWRITER


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Prudential expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract Fund may be paid.


C.  DETERMINATION OF SUBACCOUNT UNIT VALUES

The value for each Subaccount Unit is computed as of the end of each "valuation period" as defined in the prospectus (also referred to in this section as "business day"). On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. (See CHARGES, FEES, AND DEDUCTIONS in the prospectus.) The Account's financial statements reflect a different breakdown of the expense structure than is described in the prospectus. The mortality and expense risk charges described in item 5 therein combined with an administrative charge described in Item 4 total an amount which is the same 1.2% per year described in Note 3A of the Notes to the Account's financial statements. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

D.  IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER

If the Contract owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the designated beneficiary as described in this section so that the Contract qualifies as an annuity under the Internal Revenue Code.

If the death occurs on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the annuity date, the entire interest in the Contract must be distributed within 5 years after date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the owner's death, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The owner's designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person. Special additional rules apply to Contracts issued in conjunction with plans subject to
Section 457 of the Code. For Contracts purchased in connection with a tax favored plan where the owner's spouse is the beneficiary, annuity payments need only begin on or before April 1 of the calendar year following the calendar year in which the owner would have attained age 70 1/2 or in some instances the remaining interest in the Contract may be rolled over to an IRA owned by the spouse.

If any portion of the Contract owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, such portion of the Contract may be continued with the surviving spouse as the owner. This rule does not apply to Contracts issued in connection with tax favored plans other than IRAs.

E.  PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential Contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin, it is unlikely that any dividends will be payable to the owners of the Contracts described in the prospectus. However, there may be dividends payable during an annuity payout period.

F.  PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 1997. The performance information is based on historical experience and does not indicate or represent future performance.

AVERAGE ANNUAL TOTAL RETURN

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1997 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

                                                             TABLE 1
                                                   AVERAGE ANNUAL TOTAL RETURN



                                                                                                                      FROM DATE
                                                                                                                     SUBACCOUNT
                                                                                   ONE YEAR        FIVE YEARS        ESTABLISHED
                                                                  DATE               ENDED            ENDED            THROUGH
                     SUBACCOUNT                                ESTABLISHED         12/31/97         12/31/97          12/31/97
                     ----------                                -----------         --------         --------          --------
Diversified Bond..................................                 2/89              1.03             6.02              8.19
Government Income.................................                 5/89              2.13             5.59              7.55
Conservative Balanced.............................                 2/89              5.89             8.95              9.90
Flexible Managed..................................                 2/89             10.38            11.48             12.08
High Yield Bond...................................                 2/89              6.23             9.79              8.99
Stock Index.......................................                 2/89             25.18            18.11             16.12
Equity Income.....................................                 2/89             28.93            18.48             15.61
Equity............................................                 2/89             17.04            17.69             16.00
Prudential Jennison...............................                 5/95             24.06             N/A              23.56
Small Capitalization Stock........................                 5/95             17.55             N/A              21.48
Global............................................                 5/89             -0.55            13.35              7.66
Natural Resources.................................                 2/89-            18.14            10.18              9.23


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)"- ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; " is the number of years; and ERV is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is not included because it applies only if the Contract fund is less than $10,000.


NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period.


                                                             TABLE 2
                                                   AVERAGE ANNUAL TOTAL RETURN


                                                                                                                      FROM DATE
                                                                                                                     SUBACCOUNT
                                                                                   ONE YEAR        FIVE YEARS        ESTABLISHED
                                                                  DATE               ENDED            ENDED            THROUGH
                     SUBACCOUNT                                ESTABLISHED         12/31/97         12/31/97          12/31/97
                     ----------                                -----------         --------         --------          --------
Diversified Bond..................................                 2/89              7.28            6.56               8.19
Government Income.................................                 5/89              8.37            6.14               7.55
Conservative Balanced.............................                 2/89             12.10            9.42               9.90
Flexible Managed..................................                 2/89             16.56           11.90              12.08
High Yield Bond...................................                 2/89             12.44           10.25               8.99
Stock Index.......................................                 2/89             31.26           18.42              16.12
Equity Income.....................................                 2/89             34.99           18.79              15.61
Equity............................................                 2/89             23.18           18.01              16.00
Prudential Jennison...............................                 5/95             30.15            N/A               25.05
Small Capitalization Stock........................                 5/95             23.69            N/A               23.03
Global............................................                 5/89              5.71           13.74               7.66
Natural Resources.................................                 2/89            -12.64           10.63               9.23

Table 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                                             TABLE 3
                                                   AVERAGE ANNUAL TOTAL RETURN

                                                                                                                    FROM DATE
                                                                                                                   SUBACCOUNT
                                                                                 ONE YEAR         FIVE YEARS       ESTABLISHED
                                                                  DATE             ENDED             ENDED           THROUGH
                     SUBACCOUNT                                ESTABLISHED       12/31/97          12/31/97         12/31/97
                     ----------                                -----------       --------          --------         --------
Diversified Bond..................................                 2/89             7.28             37.40           100.59
Government Income.................................                 5/89             8.37             34.69            87.98
Conservative Balanced.............................                 2/89            12.10             56.87           130.40
Flexible Managed..................................                 2/89            16.56             75.46           174.08
High Yield Bond...................................                 2/89            12.44             62.87           114.08
Stock Index.......................................                 2/89            31.26            132.88           274.72
Equity Income.....................................                 2/89            34.99            136.53           260.59
Equity............................................                 2/89            23.18            128.91           271.43
Prudential Jennison...............................                 5/95            30.15               N/A            81.61
Small Capitalization Stock........................                 5/95            23.69               N/A            73.88
Global............................................                 5/89             5.71             90.32            89.63
Natural Resources.................................                 2/89           -12.64             65.72           118.20


MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1997 were 4.52% and 4.62%, respectively.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It also does not reflect the annual contract fee, which is charged only if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield*((base period return + 1) 365/7)*1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARISONS

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

G. FINANCIAL STATEMENTS


The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                                                         SUBACCOUNTS
                                                      ------------------------------------------------------------------------------
                                                          MONEY         DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                          MARKET            BOND           EQUITY          MANAGED        BALANCED
                                                      -------------   -------------- ---------------  --------------  --------------
ASSETS
   Investments in shares of The Prudential Series
   Fund, Inc......................................... $ 250,299,005   $ 227,069,081  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
     Portfolios at net asset value [Note 3]
   Receivable from The Prudential Insurance Company
   of America [Note 2]................................            0         717,597               0               0                0
                                                      --------------  -------------  --------------   -------------  ---------------
       Net Assets.................................... $ 250,299,005   $ 227,786,678  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
                                                      ==============  =============  ==============   =============  ===============

NET ASSETS, representing

   Equity of Contract owners......................... $ 246,238,487   $ 227,350,803  $1,448,451,322   $ 902,799,341  $ 1,496,534,502
   Equity of annuitants..............................        66,619         435,875               0          96,362          102,958
   Equity of The Prudential Insurance Company of
   America...........................................     3,993,899               0         858,979       3,351,423        7,040,898
                                                      --------------  -------------  --------------   -------------  ---------------
                                                      $ 250,299,005   $ 227,786,678  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
                                                      ==============  =============  ==============   =============  ===============



STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                   SUBACCOUNTS
                                                ------------------------------------------------------------------------------
                                                    MONEY         DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                    MARKET            BOND           EQUITY          MANAGED        BALANCED
                                                -------------   -------------- ---------------  --------------  --------------
INVESTMENT INCOME

   Dividend distributions received.............  $   15,268,362  $   16,901,127  $   32,344,814  $   27,153,765   $   69,645,435

EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk and for
     administration [Note 5A]..................       3,403,168       2,790,071      16,875,841      10,829,207       18,102,598
     (Note 5A)
                                                 --------------  --------------  --------------  --------------  ---------------
NET INVESTMENT INCOME (LOSS)...................      11,865,194      14,111,056      15,468,973      16,324,558       51,542,837
                                                 --------------  --------------  --------------  --------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received........               0       2,678,457      78,732,943     136,601,647      162,961,825
   Realized gain on shares deemed
     [average cost basis]......................               0         871,425      45,936,231      17,694,945       18,586,761
   Net change in unrealized gain (loss) on                    0      (1,421,119)    151,756,418     (31,167,938)     (59,829,935)
   investments.................................

                                                 --------------  --------------  --------------  --------------  ---------------
NET GAIN (LOSS) ON INVESTMENTS.................               0       2,128,763     276,425,592     123,128,654      121,718,651
                                                 --------------  --------------  --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................  $   11,865,194  $   16,239,819  $  291,894,565  $  139,453,212   $  173,261,488
                                                 ==============  ==============  ==============  ==============  ===============


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       A1


                                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
     HIGH                                                                                                                 SMALL
     YIELD            STOCK           EQUITY           NATURAL                        GOVERNMENT       PRUDENTIAL     CAPITALIZATION
     BOND             INDEX           INCOME          RESOURCES        GLOBAL           INCOME          JENNISON          STOCK
---------------  ---------------  --------------   --------------  --------------   ---------------   -------------   -------------

 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746   $ 142,558,366   $  105,914,426

              0                0               0                0                0                0               0                0
---------------  ---------------  --------------   --------------   --------------   --------------  --------------   -------------
 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746  $  142,558,366   $  105,914,426
===============  ===============  ==============   ==============   ==============   ==============  ==============   ==============


 $  206,703,946   $  583,199,488  $  923,476,299   $  113,116,367   $  259,907,600   $  234,294,649  $  142,366,117   $  105,611,009
              0                0               0                0                0                0               0                0
          6,672        1,101,833         604,287        1,151,674        1,756,786          408,097         192,249          303,417
---------------  ---------------  --------------   --------------   --------------   --------------  --------------   -------------
 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746  $  142,558,366   $  105,914,426
===============  ===============  ==============   ==============   ==============   ==============  ==============   ==============






                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
     HIGH                                                                                                              SMALL
     YIELD            STOCK           EQUITY           NATURAL                       GOVERNMENT      PRUDENTIAL   CAPITALIZATION
     BOND             INDEX           INCOME          RESOURCES         GLOBAL         INCOME         JENNISON         STOCK
----------------  --------------  ---------------  ---------------  -------------  --------------  -------------- ---------------
 $   19,426,410   $    7,989,506  $   21,618,173   $      736,335   $  3,362,350   $   15,529,678  $     280,341   $      530,549




      2,485,000        6,336,577       9,942,601        1,751,764      3,406,550        2,880,153      1,397,760          951,414
---------------  ---------------  --------------   --------------   ------------   --------------  -------------   -------------
     16,941,410        1,652,929      11,675,572       (1,015,429)       (44,200)      12,649,525     (1,117,419)        (420,865)
---------------  ---------------  --------------   --------------   ------------   --------------  -------------   -------------


              0       16,305,306      83,667,610       15,057,641     12,621,909                0      8,029,556        7,179,462

      1,058,521       18,694,963      22,177,266        4,265,854     10,753,188           89,927      2,207,647        1,680,689
      6,571,445      103,662,327     131,284,129      (35,259,336)    (7,387,766)       6,283,807     19,900,327        7,162,308
---------------  ---------------  --------------   --------------   ------------   --------------  -------------   -------------
      7,629,966      138,662,596     237,129,005      (15,935,841)    15,987,331        6,373,734     30,137,530       16,022,459
---------------  ---------------  --------------   --------------   ------------   --------------  -------------   -------------


 $   24,571,376   $  140,315,525  $  248,804,577   $  (16,951,270)  $ 15,943,131   $   19,023,259  $  29,020,111   $   15,601,594
===============  ===============  ==============   ==============   ============   ==============  =============   ==============


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       A2

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended  December  31, 1997 and 1996

                                                                                   SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                       MARKET                     DIVERSIFIED                      EQUITY
                                                        MONEY                         BOND
                                           ----------------------------- -----------------------------   --------------------------
                                               1997           1996            1997           1996           1997            1996
                                           -------------- -------------- -------------  --------------   ------------   ------------
OPERATIONS:
   Net investment income (loss)..........    11,865,194  $ 12,115,680  $  14,111,056   $  12,544,502  $  15,468,973  $   15,310,773
   Capital gains distributions received..             0             0      2,678,457               0     78,732,943     114,264,566
   Realized gain on shares redeemed
     [average cost basis]................             0             0        871,425         174,400     45,936,231       5,444,130
   Net change in unrealized gain (loss) on
     on investments......................             0             0     (1,421,119)     (4,953,596)   151,756,418      51,568,436
                                           -------------  ------------  -------------   -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                11,865,194    12,115,680     16,239,819       7,765,306    291,894,565     186,587,905
                                           -------------  ------------  -------------   -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM PREMIUM
   PAYMENTS AND OTHER OPERATING
   TRANSFERS [Note 7]....................   (75,545,193)    1,706,616    (32,706,750)      5,466,608   (135,911,653)     59,118,381
                                           -------------  ------------  -------------   -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM EQUITY
   TRANSFERS [Note 8 ....................     1,260,361    (2,978,837)        13,417          45,114       (431,506)     (2,969,818)
                                           -------------  ------------  -------------   -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS................................   (62,419,638)   10,843,459    (16,453,514)     13,277,028    155,551,406     242,736,468

NET ASSETS:
   Beginning of year.....................   312,718,643   301,875,184    244,240,192     230,963,164   1,293,758,895  1,051,022,427
                                           -------------  ------------  -------------   -------------  -------------  -------------
   End of year...........................  $250,299,005  $312,718,643  $ 227,786,678   $ 244,240,192  $1,449,310,301 $1,293,758,895
                                           ============= ============= ==============  ============== ============== ==============



                        SEE NOTES TO FINANCIAL STATEMENTS
                                       A3

                                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                HIGH
            FLEXIBLE                       CONSERVATIVE                         YIELD                            STOCK
            MANAGED                          BALANCED                           BOND                             INDEX
--------------------------------- ------------------------------  ------------------------------  ------------------------------
       1997             1996             1997            1996           1997            1996             1997           1996
-----------------  -------------- --------------  --------------  -------------- ---------------  ---------------  -------------
 $    16,324,558  $   15,529,180  $   51,542,837  $   41,591,964  $  16,941,410  $    17,437,936  $    1,652,929   $  2,651,307
     136,601,647      81,058,661     162,961,825      91,075,317              0                0      16,305,306      4,966,520

      17,694,945       2,079,840      18,586,761       2,546,226      1,058,521          169,760      18,694,963      3,738,352

     (31,167,938)     (4,416,389)    (59,829,935)     17,056,572      6,571,445        1,864,874     103,662,327     60,376,871
  ---------------  --------------  --------------  --------------  -------------  ---------------  --------------   ------------


     139,453,212      94,251,292     173,261,488     152,270,079     24,571,376       19,472,570     140,315,525     71,733,050
  ---------------  --------------  --------------  --------------  -------------  ---------------  --------------   ------------



     (97,169,435)     18,025,987    (159,071,283)      8,268,497    (25,508,643)      (2,397,302)      3,420,134     64,563,773
  ---------------  --------------  --------------  --------------  -------------  ---------------  --------------   ------------


       1,952,643        (290,507)       (643,118)      6,028,831       (334,358)      (1,171,126)       (116,556)      (780,432)
  ---------------  --------------  --------------  --------------  -------------  ---------------  --------------   ------------

      44,236,420     111,986,772      13,547,087     166,567,407     (1,271,625)      15,904,142     143,619,103    135,516,391

     862,010,706     750,023,934   1,490,131,271   1,323,563,864    207,982,243      192,078,101     440,682,218    305,165,827
  ---------------  --------------  --------------  --------------  -------------  ---------------  --------------   ------------
 $   906,247,126  $  862,010,706  $1,503,678,358  $1,490,131,271  $ 206,710,618  $   207,982,243  $  584,301,321   $440,682,218
 ================ =============== =============== =============== ============== ================ ===============  =============


                        SEE NOTES TO FINANCIAL STATEMENTS
                                       A4

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended  December  31, 1997 and 1996

                                                                                  SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                     EQUITY                        NATURAL
                                                     INCOME                       RESOURCES                       GLOBAL
                                           ----------------------------- -----------------------------  ----------------------------
                                                1997           1996           1997            1996           1997           1996
                                           -------------- -------------- -------------- --------------  -------------  -------------
OPERATIONS:

   Net investment income (loss).......... $  11,675,572  $  15,454,576  $  (1,015,429)  $    (631,711) $     (44,200) $   3,824,014
   Capital gains distributions received..    83,667,610     23,234,609     15,057,641      17,991,345     12,621,909      4,275,097
   Realized gain on shares redeemed
     [average cost basis]................    22,177,266      4,894,670      4,265,854         659,033     10,753,188      2,514,488
   Net change in unrealized gain (loss)
     on investments......................   131,284,129     82,705,905    (35,259,336)     13,421,277     (7,387,766)    31,571,540
                                          -------------- -------------- --------------  -------------- -------------- --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................   248,804,577    126,289,760    (16,951,270)     31,439,944     15,943,131     42,185,139
                                          -------------- -------------- --------------  -------------- -------------- --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM PREMIUM
   PAYMENTS AND OTHER OPERATING
   TRANSFERS [Note 7]....................   (60,468,381)   (19,015,822)   (24,245,773)     20,830,938    (33,385,529)    20,717,798
                                          -------------- -------------- --------------  -------------- -------------- --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM EQUITY
   TRANSFERS [Note 8]....................      (186,017)    (1,632,886)       647,536         (69,831)     1,851,079       (770,614)
                                          -------------- -------------- --------------  -------------- -------------- --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS................................   188,150,179    105,641,052    (40,549,507)     52,201,051    (15,591,319)    62,132,323

NET ASSETS:
   Beginning of year.....................   735,930,407    630,289,355    154,817,548     102,616,497    277,255,705    215,123,382
                                          -------------- -------------- --------------  -------------- -------------- --------------
   End of year........................... $ 924,080,586  $ 735,930,407  $ 114,268,041   $ 154,817,548  $ 261,664,386  $ 277,255,705
                                          ============== ============== ==============  ============== ============== ==============

                        SEE NOTES TO FINANCIAL STATEMENTS
                                       A5

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
                                                                                SMALL
           GOVERNMENT                       PRUDENTIAL                     CAPITALIZATION
             INCOME                          JENNISON                           STOCK
--------------------------------   -------------------------------   --------------------------------
         1997            1996            1997              1996            1997             1996
----------------  --------------   ---------------  --------------   -------------- ----------------

 $    12,649,525  $   14,352,559  $    (1,117,419) $      (557,901) $     (420,865) $      (110,250)
               0               0        8,029,556                0       7,179,462          991,049

          89,927         254,071        2,207,647           65,488       1,680,689          207,931

       6,283,807     (11,980,070)      19,900,327        8,010,502       7,162,308        5,018,004
----------------   -------------- ---------------   --------------   -------------   ---------------


      19,023,259       2,626,560       29,020,111        7,518,089      15,601,594        6,106,734
----------------   -------------- ---------------   --------------   -------------   ---------------



     (52,662,598)    (21,661,238)      24,668,485       52,514,199      34,572,477       29,814,777
----------------   -------------- ---------------   --------------   -------------   ---------------


      (4,594,249)      3,578,576       (1,042,725)      (2,467,088)       (542,063)        (530,162)
----------------   -------------- ---------------   --------------   -------------   ---------------

     (38,233,588)    (15,456,102)      52,645,871       57,565,200      49,632,008       35,391,349

     272,936,334     288,392,436       89,912,495       32,347,295      56,282,418       20,891,069
----------------   -------------- ---------------   --------------   -------------   ---------------
 $   234,702,746  $  272,936,334  $   142,558,366  $    89,912,495  $  105,914,426  $    56,282,418
================  =============== ===============  ===============  ==============  ================


                        SEE NOTES TO FINANCIAL STATEMENTS

                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      For the Year Ended December 31, 1997

NOTE 1:    GENERAL

           The Prudential Individual Variable Contract Account ("the Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. The two products that invest in the Account are The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+").

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The  investments in shares of the Series Fund are stated
           -----------
           at the net asset value of the respective portfolio.

           Security   Transactions--Realized   gains  and  losses  on   security
           -----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions   Received--Dividend  and  capital  gain  distributions
           ------------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity of The  Prudential  Insurance  Company of  America--Prudential
           ---------------------------------------------------------
           maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Prudential. The receivable does not have an effect on the Contract owner's account or the related unit value.

           Equity  of  Annuitants--Equity  of  annuitants  is  the  reserve  for
           ----------------------
           currently payable Contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the Contract's year of issue.


                                       A7

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                                   PORTFOLIOS
                                              ------------------------------------------------------------------------------------
                                                   MONEY         DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                                   MARKET            BOND            EQUITY          MANAGED          BALANCED
                                              ---------------- ---------------- ---------------- ---------------- ----------------

           Number of Shares:                       25,029,901       20,601,721       46,647,980       52,443,976      100,444,637
           Net asset value per share:         $      10.00000  $      11.02185  $      31.06909  $      17.28029  $      14.97022
           Cost:                              $   250,299,005  $   225,510,503  $ 1,037,926,129  $   863,087,287  $ 1,476,354,857


                                                                            PORTFOLIOS (CONTINUED)
                                              ------------------------------------------------------------------------------------
                                                    HIGH
                                                   YIELD            STOCK            EQUITY          NATURAL
                                                    BOND            INDEX            INCOME         RESOURCES          GLOBAL
                                              ---------------- ---------------- ---------------- ---------------- ----------------
           Number of Shares:                       25,380,300       19,335,203       41,276,871        7,495,808       14,598,977
           Net asset value per share:         $       8.14453  $      30.21956  $      22.38737  $      15.24426  $      17.92348
           Cost:                              $   202,987,406  $   331,995,882  $   659,904,657  $   122,567,675  $   214,478,004



                                                           PORTFOLIOS (CONTINUED)
                                              --------------------------------------------------
                                                                                     SMALL
                                                 GOVERMENT        PRUDENTIAL     CAPITALIZATION
                                                   INCOME          JENNISON          STOCK
                                              ---------------- ---------------- ----------------
           Number of Shares:                       20,368,446        8,039,832        6,648,306
           Net asset value per share:         $      11.52286  $      17.73151  $      15.93104
           Cost:                              $   229,668,490  $   113,701,894  $    92,987,560


                                       A8

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                                       SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Units Outstanding (VIP).  .16,990,011.295  15,879,990.996  47,418,536.450  70,814,807.780 118,170,617.538
           Unit Value (VIP).......................  $       2.09203 $       3.20766 $       6.99611 $       4.53976  $      3.83869
                                                    --------------- --------------- --------------- ---------------  --------------
           Contract Owner Equity (VIP)............  $    35,543,613 $    50,937,612 $   331,745,297 $   321,482,232  $  453,620,368
                                                    --------------- --------------- --------------- ---------------  --------------
           Contract Owner Units Outstanding
           (PDISCO+)..............................  100,713,122.423  54,997,472.119 159,618,134.233 128,050,185.211 271,684,906.571
           Unit Value (PDISCO+)...................  $       2.09203 $       3.20766 $       6.99611 $       4.53976  $      3.83869
                                                    --------------- --------------- --------------- ---------------  --------------
           Contract Owner Equity (PDISCO+)........  $   210,694,874 $   176,413,191 $ 1,116,706,025 $   581,317,109  $1,042,914,134
                                                    --------------- --------------- --------------- ---------------  --------------
           TOTAL CONTRACT OWNER EQUITY............  $   246,238,487 $   227,350,803 $ 1,448,451,322 $   902,799,341  $1,496,534,502
                                                    =============== =============== =============== ===============  ==============

                                                                                 SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------------
                                                         HIGH
                                                         YIELD           STOCK          EQUITY          NATURAL
                                                         BOND            INDEX          INCOME         RESOURCES        GLOBAL
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Units Outstanding (VIP)    15,468,070.499  33,858,272.132  29,544,795.753   9,664,492.128  19,592,028.768
           Unit Value (VIP)......................   $       2.30802 $       3.81606 $       4.10841 $       2.48061  $      1.91715
                                                    --------------- --------------- --------------  ---------------  ---------------
           Contract Owner Equity (VIP)...........   $    35,700,616 $   129,205,198 $   121,382,134 $    23,973,836  $   37,560,858
                                                    --------------- --------------- --------------  ---------------  ---------------

           Contract Owner Units Outstanding          74,090,922.239 118,969,379.342 195,232,258.979  35,935,729.848 115,977,749.332
           (PDISCO+).............................
           Unit Value (PDISCO+)..................   $       2.30802 $       3.81606 $       4.10841 $       2.48061  $      1.91715
                                                    --------------- --------------- --------------  ---------------  ---------------
           Contract Owner Equity (PDISCO+).......   $   171,003,330 $   453,994,290 $   802,094,165 $    89,142,531  $  222,346,742
                                                    --------------- --------------- --------------  ---------------  ---------------
           TOTAL CONTRACT OWNER EQUITY...........   $   206,703,946 $   583,199,488 $   923,476,299 $   113,116,367  $  259,907,600
                                                    =============== =============== =============== ===============  ===============

                                                                SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------
                                                                                         SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        INCOME         JENNISON          STOCK
                                                    --------------- --------------- ----------------

           Contract Owner Units Outstanding (VIP)    26,739,349.400  12,483,682.142   9,606,164.986
           Unit Value (VIP)......................   $       1.88100 $       1.83193 $       1.74162
                                                    --------------- --------------- ---------------
           Contract Owner Equity (VIP)...........   $    50,296,716 $    22,869,232 $    16,730,289
                                                    --------------- --------------- ---------------

           Contract Owner Units Outstanding          97,819,209.440  65,230,049.694  51,033,359.517
           (PDISCO+)
           Unit Value (PDISCO+)..................   $       1.88100 $       1.83193 $       1.74162
                                                    --------------- --------------- ---------------
           Contract Owner Equity (PDISCO+).......   $   183,997,933 $   119,496,885 $    88,880,720
                                                    --------------- --------------- ---------------
           TOTAL CONTRACT OWNER EQUITY...........   $   234,294,649 $   142,366,117 $   105,611,009
                                                    =============== =============== ===============


                                       A9

NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk, Expense Risk and Administrative Charges

               The mortality risk and expense risk charges at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of VIP Contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Prudential was $19,285,048.

               The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of PDISCO+ Contract owners held in each subaccount. Administrative charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1997, the amount of these charges paid to Prudential was $61,867,656.

           B.  Deferred Sales Charge

               Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of Contract years that have elapsed since the Contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more Contract years have elapsed since the Contract date, unless the annuity effected is an annuity certain. No sales charge is imposed upon death benefit payments or upon transfers made between subaccounts. For 1997, the amount of charges paid to Prudential for VIP was $1,726,683. For 1997, the amount of charges paid to Prudential for PDISCO+ was $6,969,362.

           C.  Annual Maintenance Charge

               An annual maintenance charge of $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a Contract owner's account. For 1997, the amount of charges paid to Prudential for VIP was $1,008,352. For 1997, the amount of charges paid to Prudential for PDISCO+ was $35,383.

NOTE 6:    TAXES

           Prudential is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Prudential. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.


                                      A10

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent Contract owner activity components for the year ended December 31, 1997 were as follows:

                                                                                     SUBACCOUNTS
                                                      ----------------------------------------------------------------------------
                                                           MONEY            DIVERSIFIED                              FLEXIBLE
                                                          MARKET               BOND               EQUITY             MANAGED
                                                      -----------------  ------------------  ------------------  -----------------
           Contract Owner Net Payments.............  $     23,961,225    $      9,215,129     $    53,296,559    $     32,937,745
           Annuity Payments........................  $        (11,354)   $        (73,070)    $             0    $        (14,586)
           Surrenders, Withdrawals, and Death
              Benefits.............................  $    (96,558,513)   $    (37,912,055)    $  (173,999,157)   $   (116,462,620)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options....  $     (2,913,426)   $     (3,901,996)    $   (14,985,846)   $    (13,383,947)
           Administrative and Other Charges........  $        (23,125)   $        (34,758)    $      (223,209)   $       (246,027)

                                                                               SUBACCOUNTS (CONTINUED)
                                                      ---------------------------------------------------------------------------
                                                       CONSERVATIVE          HIGH YIELD            STOCK              EQUITY
                                                         BALANCED               BOND               INDEX              INCOME
                                                      -----------------  ------------------  ------------------  ----------------
           Contract Owner Net Payments.............  $     46,263,316    $      8,018,507     $    35,558,028    $    26,582,983
           Annuity Payments........................  $        (14,685)   $              0     $             0    $             0
           Surrenders, Withdrawals, and Death
              Benefits.............................  $   (184,353,244)   $    (37,249,666)    $   (65,696,647)   $  (102,914,098)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options....  $    (20,694,955)   $      3,740,393     $    33,627,406    $    15,917,238
           Administrative and Other Charges........  $       (271,715)   $        (17,877)    $       (68,653)   $       (54,504)


                                                                               SUBACCOUNTS (CONTINUED)
                                                      ---------------------------------------------------------------------------
                                                         NATURAL                               GOVERNMENT          PRUDENTIAL
                                                        RESOURCES             GLOBAL             INCOME             JENNISON
                                                      ----------------   ----------------   ----------------   ------------------
           Contract Owner Net Payments.............  $     8,653,651     $   10,541,214     $     3,313,349    $       16,187,510
           Annuity Payments........................  $             0     $            0     $             0    $                0
           Surrenders, Withdrawals, and Death
              Benefits.............................  $   (15,898,839)    $  (38,550,162)    $   (34,966,016)   $      (12,794,870)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options....  $   (16,980,836)    $   (5,350,918)    $   (20,974,599)   $       21,291,056
           Administrative and Other Charges........  $       (19,749)    $      (25,663)    $       (35,332)   $          (15,211)


                                                      SUBACCOUNTS
                                                      (CONTINUED)
                                                     ---------------
                                                          SMALL
                                                     CAPITALIZATION
                                                          STOCK
                                                     ---------------
           Contract Owner Net Payments.............  $    12,922,869
           Annuity Payments........................  $             0
           Surrenders, Withdrawals, and Death
              Benefits.............................  $    (9,070,271)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options....  $    30,727,791
           Administrative and Other Charges........  $        (7,912)


                                      A11

NOTE 8:    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

           The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to
           (from) the Account.

NOTE 9:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and 1996 were as follows:

                                                                           SUBACCOUNTS
                                -------------------------------------------------------------------------------------------------
                                             MONEY                         DIVERSIFIED
                                            MARKET                             BOND                            EQUITY
                                --------------------------------  -------------------------------  -------------------------------
                                     1997             1996            1997             1996             1997             1996
                                ---------------  ---------------  --------------  ---------------  --------------   --------------
 Contract Owner Contributions:  172,221,298.646  204,176,098.887   8,561,110.629   18,808,605.407  25,456,660.608    52,452,881.25

 Contract Owner Redemptions:   (209,069,288.292)(203,372,346.067)(19,161,507.252) (16,855,605.935)(46,279,932.192) (40,780,551.495)


                                                                     SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                                                                                                HIGH
                                           FLEXIBLE                        CONSERVATIVE                         YIELD
                                            MANAGED                          BALANCED                           BOND
                                --------------------------------  -------------------------------  -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                ---------------  ---------------  --------------  ---------------  --------------   --------------
 Contract Owner Contributions:   14,758,268.108   34,099,351.741   25,306,625.891   60,831,409.999  32,362,388.446   56,857,168.302

 Contract Owner Redemptions:    (37,195,797.677) (28,891,707.325) (68,458,695.204) (57,910,760.377)(43,990,812.817) (58,078,219.169)


                                                                     SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                             STOCK                            EQUITY                           NATURAL
                                             INDEX                            INCOME                          RESOURCES
                                --------------------------------  -------------------------------  -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                ---------------  ---------------  --------------  ---------------  --------------   --------------
 Contract Owner Contributions:  42,552,393.314   56,115,653.050   27,819,691.328   35,809,207.178   12,847,676.657   23,441,600.252

 Contract Owner Redemptions:   (41,080,235.215) (31,307,337.011) (44,765,651.579) (42,629,464.634) (21,611,689.584) (15,563,220.683)


                                                                     SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------
                                                                            GOVERNMENT                       PRUDENTIAL
                                            GLOBAL                            INCOME                          JENNISON
                                --------------------------------  -------------------------------  -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                ---------------  ---------------  --------------  ---------------  --------------   --------------

 Contract Owner Contributions:  48,281,857.344   82,615,204.129    7,504,632.620   21,444,007.615   40,667,682.046   64,681,355.330

 Contract Owner Redemptions:   (65,322,630.297) (69,813,177.075) (37,417,576.892) (34,280,566.051) (26,227,875.670) (24,764,578.595)


                                    SUBACCOUNTS (CONTINUED)
                                --------------------------------
                                             SMALL
                                        CAPITALIZATION
                                             STOCK
                                ---------------------------------
                                     1997             1996
                                ---------------  ---------------
 Contract Owner Contributions:   59,912,348.844   44,313,958.907

 Contract Owner Redemptions:    (38,855,387.335) (21,613,269.945)



                                      A12

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                                                   PORTFOLIOS
                                                 -------------------------------------------------------------------------------
                                                     MONEY        DIVERSIFIED                        FLEXIBLE      CONSERVATIVE
                                                     MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                 --------------  ---------------  --------------  ---------------  -------------
           For the year ended December 31, 1997
           Purchases...........................  $   60,312,000  $    4,032,000   $    3,813,000  $      248,000  $        5,000
           Sales...............................  $ (138,000,000) $  (40,233,000)  $ (157,032,000) $ (106,294,000) $ (177,822,000)


                                                                             PORTFOLIOS (CONTINUED)
                                                 -------------------------------------------------------------------------------
                                                   HIGH YIELD        STOCK           EQUITY          NATURAL
                                                      BOND           INDEX           INCOME         RESOURCES         GLOBAL
                                                 --------------  ---------------  --------------  ---------------  -------------
           For the year ended December 31, 1997
           Purchases...........................  $   18,863,000  $   41,479,000   $    5,818,000  $    6,033,000  $    9,646,000
           Sales...............................  $  (47,191,000) $  (44,512,000)  $  (76,415,000) $  (31,383,000) $  (44,587,000)


                                                             PORTFOLIOS (CONTINUED)
                                                 -----------------------------------------------
                                                   GOVERNMENT      PRUDENTIAL         SMALL
                                                     INCOME         JENNISON          STOCK
                                                 --------------  ---------------  --------------
           For the year ended December 31, 1997
           Purchases...........................  $        5,000  $   32,756,000   $   45,212,000
           Sales...............................  $  (60,142,000) $  (10,528,000)  $  (12,133,000)


                                      A13

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison and Small Capitalization Stock Subaccounts of the Prudential Individual Variable Contract Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998



                                      A14

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

                      INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                           VARIABLE ANNUITY CONTRACTS








                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (888) PRU-2888

                                     PART C

                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 1997; the Statements of Operations for the period ended December 31, 1997; the Statements of Changes in Net Assets for the periods ended December 31, 1997 and 1996; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(2) Statutory Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Admitted Assets, Liabilities and Surplus (Statutory Basis) as of December 31, 1997 and 1996; the Statements of Operations and Changes in Surplus (Statutory Basis) Statements of Cash Flows (Statutory Basis) for the years ended December 31, 1997, 1996 and 1995; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b)     EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 1)

(2)     Agreements for custody of securities and similar investments--Not
        Applicable.

(3)     (a) Distribution Agreement between Pruco Securities Corporation
            (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 1)

        (b) Proposed form of Selected Broker Agreement between Pruco Securities Corporation and brokers with respect to sale of the Contracts. (Note1)

(4)     (a) The Prudential Discovery Plus Contract. (Note 1)

        (b) Endorsement ORD 86972-89 to the VAC-89 Contract for use in all states when issuing a Contract to a juvenile. (Note 2).

        (c) Endorsement COMB 84890-86 to the VAC-89 Contract for use in all states when issuing a Contract in a qualified market. (Note 2)

        (d) Limitation Provisions ORD 80445 Ed 8-88 to the VAC-89 Contract for use in all states. (Note 3)

        (e) Limitation Provisions VIP 7-88 to the VAC-89 Contract for use in all states. (Note 3)

        (f) Limitation Provisions WVQ 2-88 to the VAC-89 Contract for use in all states. (Note 3)

        (g) Waiver of Withdrawal Charges rider ORD 88753-92 to the VAC-89 Contract (at issue). (Note 4)

        (h) Waiver of Withdrawal Charges rider ORD 88754-92 to the VAC-89 Contract (after issue). (Note 4)

        (i) Spousal Continuance Rider ORD 89011-93. (Note 5)

        (j) Endorsement altering the Assignment provision ORD 83921-95. (Note 6)

        (k) Endorsement altering the Death of Annuitant provision ORD 89319-95 (at issue). (Note 6)

(5)     (a) Application form for The Prudential Discovery Plus Contract.
            (Note 7)

        (b) Application for an Annuity contract ORD 87348-92. (Note 5)

        (c) Supplement to the Annuity application ORD 87454-92. (Note 5)

(6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 8)

        (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 6)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

        (a) Purchase Agreement between The Prudential Series Fund, Inc. and Prudential. (Note 9)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10)      (a) Written consent of Price Waterhouse LLP, independent accountants.
              (Note 1)

          (b) Written Consent of Deloitte & Touche LLP, independent auditors (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements-- Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Schedule of Performance Computations. (Note 1)

(14)      Powers of Attorney.

          (a) F. Agnew, F. Becker, M. Berkowitz, R. Carbone, J. Cullen,

              C. Davis, R. Enrico, A. Gilmour, W. Gray, Ill, J. Hanson,

              G. Hiner, C. Horner, G. Kelley, B. Malkiel, A. Ryan, I. Schmertz,

              C. Sitter, D. Staheli, R. Thompson, J. Unruh, P. Vagelos,

              S. Van Ness, P. Volcker, J. Williams. (Note 11)

(Note 1)    Filed herewith

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed January 17, 1989.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed March 2, 1989.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 28, 1993.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4, Registration No. 33-25434, filed April 28, 1994.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4, Registration No. 33-25434, filed February 27, 1995.

(Note 7) Incorporated by reference to Registrant's Form N-4, filed November 8, 1988.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-6, Registration No. 2-80897, filed March 10, 1993, on behalf of The Prudential Individual Variable Contract Account.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Stteemnt filed May 1, 1996 and to the Rule 24f-2 filing for this Registration Statement for fiscal year 1995 filed
            February 29, 1996.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 10 to
            Form S-1, Registration No. 33-20083, filed April _, 1998 on behalf of The Prudential Variable Contract Real Property Account.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account prospectus under "Directors and Officers" contained in Part A of this registration statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey. The subsidiaries of Prudential and short descriptions of each are listed under Item 25 to Post-Effective Amendment No. 1 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed April __, 1998, the text of which is hereby incorporated.


Prudential may be deemed to control the Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Prudential Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey");. Pruco Life, a corporation organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, a corporation under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

Prudential holds all of the shares of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Each of these separate accounts is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.


ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 11, 1998 there were 37,615 Contract owners of qualified Contracts offered by the Registrant, and 62,067 Contract owners of non-qualified Contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit(8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on this Registrant.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) Pruco Securities Corporation also acts as principal underwriter for the Pruco Life PRUvider VariableAppreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, Prudential's Annuity Plan Account, Prudential's Investment Plan Account, Prudential's Annuity Plan Account-2, Prudential's Gibraltar Fund, and The Prudential Series Fund, Inc.


(b)      NAME AND PRINCIPAL             POSITIONS AND OFFICES
         BUSINESS ADDRESS               WITH UNDERWRITER
         ----------------               ----------------
         James J. Avery, Jr.*           Chairman and Director
         Richard Topp*                  President and Director
         E. Michael Caulfield*          Director
         Joseph Mahoney*                Director
         Richard Painter**              Director
         James D. Price                 Director
         Charles A. McGee, Jr.*         Chief Financial Officer and Comptroller
         Clifford E. Kirsch**           Chief Legal Officer and Secretary

 *    Principal Business Address: 751 Broad Street, Newark, NJ 07102

**    Principal Business Address: 213 Washington Street, Newark, NJ 07102

(c)   Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.


ITEM 31.  MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24 day of April, 1998.


(Seal)         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)

Attest:   /s/ THOMAS C. CASTANO                *By: /s/  ESTHER H. MILNES
          -----------------------                  --------------------------
              THOMAS C. CASTANO                    ESTHER H. MILNES
              ASSISTANT SECRETARY                  VICE PRESIDENT AND ACTUARY


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         SIGNATURE AND TITLE
         -------------------


        /s/ *                                            April 24, 1998
        ------------------------------------
           ARTHUR F. RYAN
           CHAIRMAN OF THE BOARD, PRESIDENT
           AND CHIEF EXECUTIVE OFFICER

        /s/ *
        ------------------------------------
           RICHARD J. CARBONE
           CHIEF FINANCIAL OFFICER

        /s/ *
        ------------------------------------
           MARTIN A. BERKOWITZ
           SENIOR VICE PRESIDENT AND COMPTROLLER


        /s/ *                                         *By: /s/ THOMAS C. CASTANO
        ------------------------------------               ---------------------
           FRANKLIN E. AGNEW                               THOMAS C. CASTANO
           DIRECTOR                                        (ATTORNEY-IN-FACT)

        /s/ *
        ------------------------------------
           FREDERIC C. BECKER
           DIRECTOR

        /s/ *
        ------------------------------------
           JAMES G. CULLEN
           DIRECTOR

        /s/ *
        ------------------------------------
           CAROLYNE K. DAVIS
           DIRECTOR

        SIGNATURE AND TITLE
        -------------------


        /s/ *                                              April 24, 1998
        ------------------------------------
           ROGER A. ENRICO
           DIRECTOR


        /s/ *
        ------------------------------------
           ALLAN D. GILMOUR
           DIRECTOR

        /s/ *                                        *By: /s/  THOMAS C. CASTANO
        ------------------------------------               ---------------------
           WILLIAM H. GRAY, III                              THOMAS C. CASTANO
           DIRECTOR                                         (ATTORNEY-IN-FACT)

        /s/ *
        ------------------------------------
           JON F. HANSON
           DIRECTOR

        /s/ *
        ------------------------------------
           GLEN H. HINER, JR.
           DIRECTOR

        /s/ *
        ------------------------------------
           CONSTANCE J. HORNER
           DIRECTOR

        /s/ *
        ------------------------------------
           GAYNOR N. KELLEY
           DIRECTOR

        /s/ *
        ------------------------------------
           BURTON G. MALKIEL
           DIRECTOR

        /s/ *
        ------------------------------------
           IDA F.S. SCHMERTZ
           DIRECTOR

        /s/ *
        ------------------------------------
           CHARLES R. SITTER
           DIRECTOR

        /s/ *
        ------------------------------------
           DONALD L. STAHELI
           DIRECTOR

        /s/ *
        ------------------------------------
           RICHARD M. THOMSON
           DIRECTOR

        /s/ *
        ------------------------------------
           JAMES A. UNRUH
           DIRECTOR

        SIGNATURE AND TITLE
        -------------------

        /s/ *
        ------------------------------------
           P. ROY VAGELOS, M.D.
           DIRECTOR


        /s/ *                                        April 24, 1998
        ------------------------------------
           STANLEY C. VAN NESS
           DIRECTOR


        /s/ *                                        *By:  /s/ THOMAS C. CASTANO
        ------------------------------------               ---------------------
           PAUL A. VOLCKER                                     THOMAS C. CASTANO
           DIRECTOR                                           (ATTORNEY-IN-FACT)

        /s/ *
        ------------------------------------
           JOSEPH H. WILLIAMS
           DIRECTOR

                                  EXHIBIT INDEX


(1)      Resolution of the Board of Directors......................... Page C-10

(3)(a)   Distribution Agreement dated March 4, 1983................... Page C-13

(3)(b)   Selected Broker Agreement.................................... Page C-20

(4)(a)   Prudential Discovery Plus Contract........................... Page C-29

(9)      Opinion of Counsel and consent to its use as to the
           legality of the securities being registered................ Page C-46

(10)(a)  Written consent of Price Waterhouse, LLP, independent accountants................................................ Page C-47

(10)(b)  Written Consent of Deloitte & Touche LLP, independent auditors................................................... Page C-48

(13)     Schedule of Performance Computations......................... Page C-49

(27)     Financial Data Schedule